ANNUAL REPORT


October 31, 1996

INVESCO
STRATEGIC
PORTFOLIOS,
INC.

Energy
Environmental Services
Financial Services
Gold
Health Sciences
Leisure
Technology
Utilities

No-Load Portfolios Investing
In Targeted Industry Sectors

INVESCO Funds

Market Overview                                                    November 1996
      Overheating -- or headed into a recession? That's the question analysts have posed all year about the U.S. economy.
     During the third quarter of 1996, growth moderated to a "normal/dull" level of 2.2%. Representing a significant slowdown from the second quarter's relatively torrid pace of 4.7%, the current level of economic expansion should be moderate enough to stave off inflation fears. The rate of increase in wages, benefits, and prices for consumer and industrial goods has not accelerated over the past 12 months; the Consumer Price Index will likely end 1996 up an annualized rate of about 3.0% -- in line with the historical average.
      The moderate inflation level represents a positive factor for the economy. At the same time, though, the longevity of the current expansion -- over six years -- remains a cause for concern; the post-World War II average is only four and a half years. Negative growth hasn't been experienced since the first quarter of 1993. If the growth rate again approaches 5%, many economists expect the Federal Reserve Board to launch a preemptive strike against inflation, with the concomitant danger of cutting the expansion short.
      In mid-autumn, concern about the Fed and the national elections caused a modest pullback in equity markets. Since then, with the status quo generally maintained vis-a-vis the president and Congress, and the economy decelerating on its own, the S&P 500 resumed its upward hike.
      1997 is a post-presidential election year, when the stock market has typically dropped and volatility may well continue. Currently, valuations for many individual stocks appear high. Moderate action from the Fed over the winter -- an increase of .25% in short-term interest rates, for example -- might be interpreted by investors in a positive light, with a subsequent calming influence on price swings. Conversely, heavy-handed measures could be viewed as likely to trigger a recession, with negative consequences for corporate earnings estimates -- and stock prices.

INVESCO Strategic Portfolios
      The line graphs on the following pages illustrate the value of a $10,000 investment in each of the INVESCO Strategic Portfolios, plus reinvested dividends and capital gain distributions, for the ten-year period ended 10/31/96; or, in the case of Environmental Services Portfolio, from inception through 10/31/96. Keep in mind that the S&P 500 is an unmanaged index of common stocks considered representative of the broad market, while INVESCO's Strategic Portfolios invest in targeted groups of industries. The charts and other total return figures cited reflect the portfolios' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance.
      Keep in mind that these funds are actively managed, and composition of holdings will change over time.

Energy Portfolio

                               Energy Portfolio
                       Average Annualized Total Return
                              as of 10/31/96(2)

                    1 year                             49.33%
                    -----------------------------------------
                    5 years                             6.51%
                    -----------------------------------------
                    10 years                            7.95%
                    -----------------------------------------

The fund's competitive performance has improved significantly over the past 18 months. Lipper Analytical Services ranked INVESCO Energy Portfolio #9 of 38 natural resources funds for the one-year period ended 10/31/96, based on total return unadjusted for commissions. For the 10-year period, the fund was ranked #7 of 9 funds; for the five-year period, #15 of 17.(3)
      For the ten-month period ended 10/31/96, Energy Portfolio achieved a total return of 32.63%, compared to 16.63% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)
      In mid-November, the price per barrel of crude oil stood at $24.13, well above the 12-month low. Nonetheless, most oil stocks have been trading at prices more reflective of a lower per barrel cost. As a result, investment results for the sector have been less than outstanding.
      The fund has outperformed as a result of its long-term strategy, which emphasizes companies with above-average production volume growth and participate in attractive industry niches. Over the past year, this has led to a focus on overweighting oil service stocks, as well as exploration and production.

Graph:
      This  line  graph  represents  a  comparison  of the  value  of a  $10,000 investment in INVESCO Energy Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming reinvestment of all dividends and capital gain distributions, for the ten year period ended October 31, 1996.

      Recently, we have taken profits in a number of these companies, and moved towards greater diversification. To keep the fund less dependent upon commodity price movement, holdings are shifting to energy companies with superior growth prospects due to their ability to increase earnings through production growth, cost-cutting, or product pricing strength. To that end, we have trimmed the weighting in field services and international oil & gas companies, while adding a position in Transocean Offshore.
      Longer-term, supply and demand are working in favor of all of these industries. The worldwide demand for energy is growing at an annual rate of 2.8%; production, however, has not kept up.

     Energy Portfolio is managed by Thomas R. Samuelson. He joined INVESCO in 1995; previously, he worked for Swiss Bank Capital Markets and Duff & Phelps,

Inc. Tom earned his MBA and BS from the University of Tulsa. He is a Chartered Financial Analyst.

Environmental Services Portfolio

                          Environmental Services Portfolio
                          Average Annualized Total Return
                                 as of 10/31/96(2)

                    1 year                             25.58%
                    -----------------------------------------
                    5 years                             2.98%
                    -----------------------------------------
                    10 years                            4.58%
                    -----------------------------------------

      Lipper Analytical Services ranked INVESCO Environmental Services Portfolio #2 of 4 environmental funds for the one-year period ended 10/31/96, based on total return unadjusted for commissions. For the five-year period, the fund was ranked #3 of 3.(3)
      For the ten-month period ended 10/31/96, Environmental Services Portfolio achieved a total return of 14.70%, compared to 16.63% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)
      In the past six months, we have focused more on pollution control and equipment systems. New holdings include Cuno Inc, Omega Environmental, and Thermatrix Inc. We have also taken new positions in pollution control services, such as American Disposal Systems, and Newpark Resources.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in INVESCO Environmental Services Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming reinvestment of all dividends and capital gain distributions, for the ten year period ended October 31, 1996.

     Diversifying further, we have purchased utilities stocks including American Water Works, United Water Resources, and Western Water. These firms are well-positioned to benefit from the Clean Water Act.
      We retain our preference for selected growth solid waste stocks. However, our focus remains on companies not dependent upon legislative boons for continued growth. Overall, environmental stocks have done well due to the continuing moderate economic expansion, which supports growth in this sector. During a recession, on the other hand, these stocks may underperform as firms cut back optional environmental efforts as expendable. Due to the uncertain economic outlook over the longer-term, we are searching for strong growth prospects in defensible market positions.
     Effective December 1996, Environmental Services Portfolio is managed by INVESCO Vice President Gerard Hallaren. A Chartered Financial Analyst, Gerard earned a BA in Economics from the University of Massachusetts - Amherst. He joined INVESCO in 1994.

Financial Services Portfolio
      Lipper Analytical Services ranked INVESCO Financial Services Portfolio #4 of 17 financial services funds for the one-year period ended 10/31/96, based on total return unadjusted for commissions. For the five-year period, the fund was ranked #9 of 12 funds; and for the 10-year period, #4 of 10.(3)
      For the ten-month period ended 10/31/96, the fund had a total return of 23.26%, compared to 16.63% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)

                          Financial Services Portfolio
                        Average Annualized Total Return
                               as of 10/31/96(2)

                    1 year                             31.48%
                    -----------------------------------------
                    5 years                            19.40%
                    -----------------------------------------
                    10 years                           18.32%
                    -----------------------------------------

      As interest rates stabilized in 1996, the fund's performance has improved. With fears of recession receding -- and any upward move in interest rates increasingly unlikely in the near-term -- this sector has been among the market leaders in recent months.
      Banks in particular have performed well. We have closely examined our holdings in this area, seeking companies with strong positions; in the past six months, we closed several positions, while adding Bank of Boston, Signet Banking, Wachovia Corp, and several others; our existing holdings such as Chase Manhattan and Citicorp have appreciated strongly since their initial purchase.

Graph:
      This  line  graph  represents  a  comparison  of the  value  of a  $10,000 investment in INVESCO Financial Services Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming reinvestment of all dividends and capital gain distributions, for the ten year period ended October 31, 1996.

      After a period of underperformance, stocks of securities brokers advanced strongly in 1996, benefiting the fund's performance. In recent months, we closed positions in investment brokers, in favor of a heightened focus on mortgage-related stocks, including savings & loans. New positions in these industries include TCF Financial, Washington Mutual, Federal National Mortgage Association, and Countrywide Credit Industries.
      Insurance remains key to our overall strategy, as these companies (like banks) move to consolidation and cost savings. For instance, Conseco has enjoyed considerable success expanding its annuity business. New positions over the past six months include Travelers Group, American Re, General Re, and ITT Hartford Group.

     Financial Services Portfolio is managed by INVESCO Senior Vice President Daniel B. Leonard. He joined INVESCO in 1975; his investment experience extends back to 1960. He attended the New York University Graduate School of Business and holds a BA from Washington & Lee University.

Gold Portfolio

                                  Gold Portfolio
                         Average Annualized Total Return
                                as of 10/31/96(2)

                    1 year                             53.55%
                    -----------------------------------------
                    5 years                            13.45%
                    -----------------------------------------
                    10 years                            5.04%
                    -----------------------------------------

      Lipper Analytical Services ranked INVESCO Gold Portfolio #4 of 40 gold-oriented funds for the one-year period ended 10/31/96, based on total return unadjusted for commissions. For the five-year period, the fund was ranked #6 of 27 funds; for the 10-year period, #13 of 18.(3)
      For the ten-month period ended 10/31/96, Gold Portfolio had a total return of 45.99%, compared to 16.63% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)
      After more than a year generally on the upswing, fund performance over the past two months was negative; this is partly due to the strong performance of the stock market, where investors are focused in preference to hard assets. In late November, the price of gold was hovering around $375 per troy ounce, a 12-month low. We should note that stocks of exploration companies (mining stocks comprise over 80% of portfolio's assets) have done much better than bullion prices; mining stocks comprise over 80% of fund holdings.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in INVESCO Gold Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming reinvestment of all dividends and capital gain distributions, for the ten year period ended October 31, 1996.

      The fund's performance over the past year was significantly aided by new discoveries of mineral deposits. In addition, we have avoided the problematic area of under-performing South African stocks; instead, fund holdings are primarily in domestic and Canadian stocks, with minor weightings in other areas.
     Gold Portfolio is managed by Senior Vice President Daniel B. Leonard. He joined INVESCO in 1975; his investment experience extends back to 1960. He attended the New York University Graduate School of Business and holds a BA from Washington & Lee University.

Health Sciences Portfolio

                            Health Sciences Portfolio
                         Average Annualized Total Return
                                as of 10/31/96(2)

                    1 year                             17.99%
                    -----------------------------------------
                    5 years                             8.30%
                    -----------------------------------------
                    10 years                           20.13%
                    -----------------------------------------

      Lipper Analytical Services ranked INVESCO Health Sciences Portfolio #1 of 7 health-biotechnology funds for the ten-year period ended 10/31/96, based on total return unadjusted for commissions. For the one-year period, the fund was ranked #12 of 19 funds; for the five-year period, #8 of 9.(3)
      For the ten-month period ended 10/31/96, Health Sciences Portfolio had a total return of 5.66% compared to 16.63% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)
      After a strong winter, the health care sector has been underperforming the market. Investors have felt a renewed concern about the potential for Health Care Reform II under the second Clinton Administration -- although these fears are unlikely to be realized, given another Republican Congress. As a group, health care stocks are up about 11% for the 12-months ended 10/31/96, compared to the broad market advance of 24%. As the market digests the election results, performance for these industries may improve.
      In the past six months, the fund has cut way back on medical products. Our most important focus remains on drugs, and during this period we took positions in Warner-Lambert Co, Merck & Co, and Arris Pharmaceutical. Companies which are introducing new products are particularly desirable, as these generally enjoy stronger pricing power and margins.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in INVESCO Health Sciences Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming reinvestment of all dividends and capital gain distributions, for the ten year period ended October 31, 1996.

      Biotechnology also enjoys strong potential, and here we purchased Vertex Pharmaceuticals, INCYTE Pharmaceuticals, Cambridge Heart, and Gilead Sciences.
      Hospital services is another area offering long-term possibilities. These companies have improved their market penetration; consolidation and acquisition have also improved their earnings growth potential.
     Health Sciences Portfolio is co-managed by INVESCO Senior Vice President John R. Schroer, a Chartered Financial Analyst. He started his investment career in 1989, after earning an MBA and BA from the University of Wisconsin. Last summer, Carol A. Werther joined the team as co-manager. Carol was previously a portfolio manager specializing in biotechnology stocks with Rothschild Management Ltd. She earned her MBA from New York University and MS from the University of Alabama, as well as a BS from Cornell University.

Leisure Portfolio
      Lipper Analytical Services ranked INVESCO Leisure Portfolio #4 of 16 specialty/miscellaneous funds for the ten-year period ended 10/31/96, based on total return unadjusted for commissions. For the one-year period, the fund was ranked #19 of 28 funds; for the five-year period, #6 of 19.(3)

                                 Leisure Portfolio
                         Average Annualized Total Return
                                 as of 10/31/96(2)

                    1 year                             10.66%
                    -----------------------------------------
                    5 years                            16.29%
                    -----------------------------------------
                    10 years                           16.30%
                    -----------------------------------------

      After underperforming the broad market in 1995, leisure stocks staged a turnaround in 1996, only to fall behind again as the year advanced. For the ten-month period ended 10/31/96, the fund had a total return of 7.52%, compared to 16.63% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)

Graph:
      This  line  graph  represents  a  comparison  of the  value  of a  $10,000 investment in INVESCO Leisure Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming reinvestment of all dividends and capital gain distributions, for the ten year period ended October 31, 1996.

      After a strong second quarter, the U.S. economy has since slowed. While a moderate expansion does not make vigorous growth likely across the board for this sector, potential does exist for carefully selected companies and industries. In 1996, we have sought fund holdings in core companies with strong market positions which are both attractively priced and generate strong cash flows. In particular, we are seeking areas with improving dynamics.
      Fund performance this year has been aided by holdings in advertising and publishing. As we anticipated upon increasing our weightings in these areas, their earnings growth rates have been above-average. Many of these firms enjoy stronger pricing power; additionally, restructuring has brought about improved margins for companies such as Times Mirror.
      As we noted in the semiannual report last April, we closed positions in several gaming stocks. This industry has since underperformed.

      Leisure Portfolio is managed by Mark Greenberg. He started his investment career in 1980 and is a Chartered Financial Analyst. Mark earned his BSBA in Finance from Marquette University. Prior to joining INVESCO early this year, he was with Scudder, Stevens & Clark in New York.

Technology Portfolio

                               Technology Portfolio
                         Average Annualized Total Return
                                as of 10/31/96(2)

                    1 year                             19.98%
                    -----------------------------------------
                    5 years                            21.72%
                    -----------------------------------------
                    10 years                           20.53%
                    -----------------------------------------

      Lipper Analytical Services ranked INVESCO Technology Portfolio #2 of 12 science & technology funds for the 10-year period ended 10/31/96, based on total return unadjusted for commissions. For the one-year period, the fund was ranked #3 of 36 funds; for the five-year period, #7 of 14.(3)
      For the ten-month period ended 10/31/96, Technology Portfolio achieved a total return of 17.51%, compared to 16.63% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)
      Technology stocks remain even more volatile than the S&P 500. Earnings disappointments have caused especially strong reactions in jumpy investors. Nonetheless, over the ten months ended 10/31/96, this sector has overtaken the broad market.
      Our strategy over the year has remained consistent. We are biased towards companies that are established market leaders and achieve stable earnings growth.
      Certain companies are likely to benefit from continued expansion of the Internet and intranet systems. Seeking reasonable valuations and strong potential for earnings growth acceleration, we have taken positions in selected telecommunications firms and data communications companies.

Graph:
      This line graph represents a comparison of the value of a $10,000 investment in INVESCO Technology Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming reinvestment of all dividends and capital gain distributions, for the ten year period ended October 31, 1996.

      Computer services and software are additional areas of interest. Here we are looking for both high growth rates and predictable earnings from companies which ease Internet access and automate paper-heavy processes.
      At the same time, we have shunned "trendier" investments in many Internet-related firms, where price advances are given up as easily as they are achieved. Semiconductors is another area which we profitably avoided.

     Our cash position remains relatively high. This is a somewhat defensive measure in an erratic market, but we do anticipate making additional purchases as we find selected stocks which warrant investment. Technology Portfolio is co-managed by Senior Vice President Daniel B. Leonard and Vice President Gerard Hallaren. Dan's experience in investment management extends back to 1960. He joined INVESCO in 1975 and is now a senior vice president. He attended the New York University Graduate School of Business and holds a BA from Washington & Lee University. Gerard earned his BA from the University of Massachusetts at Amherst.

Utilities Portfolio

                              Utilities Portfolio
                        Average Annualized Total Return
                               as of 10/31/96(2)

                    1 year                             17.18%
                    -----------------------------------------
                    5 years                            12.42%
                    -----------------------------------------
                    10 years                           10.53%
                    -----------------------------------------

      Lipper Analytical Services ranked INVESCO Utilities Portfolio #1 of 22 utilities funds for the five-year period ended 10/31/96, based on total return unadjusted for commissions. For the one-year period, the fund was ranked #11 of 90 funds, and for the 10-year period, #3 of 8.(3)
      For the ten-month period ended 10/31/96, Utilities Portfolio achieved a total return of 10.37%, compared to 16.63% for the S&P 500. (Of course, past performance is not a guarantee of future results.)(1),(2)
      With the rest of the stock market, the fund experienced a difficult summer. However, as interest rates stabilized, performance rebounded.
      Currently, the portfolio is tilted towards companies in a variety of industries which enjoy relatively good growth prospects in defensible market positions. Holdings in natural gas stocks have aided performance, as energy-related companies have performed well for most of 1996.

Graph:
      This  line  graph  represents  a  comparison  of the  value  of a  $10,000 investment in INVESCO Utilities Portfolio to the value of a $10,000 investment in the S&P 500 Index, assuming reinvestment of all dividends and capital gain distributions, for the ten year period ended October 31, 1996.

     The "Baby Bells" have advanced recently. They are building stronger positions within the industry through increased diversification and consolidation, strengthening their longer-term earnings outlooks. Key holdings in this area include Ameritech Corp, SBC Communications, and BellSouth Corp. Long-distance companies such as AT&T, on the other hand, are under increasing competitive pressure, as well as experiencing management problems which are unlikely to be resolved in the near-term. Telecommunications has been a problematic area. Fallout has been wide from the negative repercussions of the Telecommunications Act. The regulatory environment is the critical factor for these stocks, and we will treat this area cautiously. Utilities Portfolio is managed by Jeffrey G. Morris. He is a Chartered Financial Analyst, and earned his BSBA from Colorado State University. Jeff joined INVESCO in 1991.

(1)The  S&P  500  is  an  unmanaged  index  considered   representative  of  the
performance of the broad U.S. stock market.

(2)Total  return  assumes   reinvestment  of  dividends  and  capital  gain
distributions for the periods indicated. Past performance is not a guarantee of future results. Investment return and principal value will fluctuate so that, when redeemed, an investor's shares may be worth more or less than when purchased.

(3)Past performance is not a guarantee of future results. Rankings provided by Lipper Analytical Services, an independent fund analyst, are based upon total return performance unadjusted for commissions. When available, rankings are cited for one-, five-, and 10-year periods.

INVESCO Strategic Portfolios, Inc.
Five Largest Common Stock Holdings
October 31, 1996

Description                                                  Value
------------------------------------------------------------------
ENERGY Portfolio
Reading & Bates                                        $12,937,500
Transocean Offshore                                     12,898,565
Diamond Offshore Drilling                               12,783,750
Fluor Corp                                              11,790,000
Exxon Corp                                              11,521,250


ENVIRONMENTAL SERVICES Portfolio
Philip Environmental                                    $1,867,500
General Chemical Group                                   1,639,700
US Filter                                                1,635,300
United Waste Systems                                     1,581,250
Thermatrix Inc                                           1,430,000


FINANCIAL SERVICES Portfolio
Conseco Inc                                            $29,425,000
BankAmerica Corp                                        27,450,000
Bank of Boston                                          22,400,000
Chase Manhattan                                         21,437,500
Bank of New York                                        19,875,000


GOLD Portfolio
Bre-X Minerals Ltd                                     $23,275,000
Golden Star Resources Ltd                               18,625,000
Franco-Nevada Mining                                    17,150,472
Getchell Gold                                           15,575,000
Greenstone Resources Ltd                                13,887,500


HEALTH SCIENCES Portfolio
HBO & Co                                               $43,280,380
Warner-Lambert Co                                       38,175,000
Waters Corp                                             36,425,000
American Home Products                                  34,606,250
Bristol-Myers Squibb                                    33,840,000


LEISURE Portfolio
Time Warner                                            $10,057,500
Disney (Walt) Co                                         7,656,849
Lin Television                                           7,272,000
Harcourt General                                         7,164,000
McGraw-Hill Cos                                          7,031,250

TECHNOLOGY Portfolio
Intel Corp                                             $34,610,625
Microsoft Corp                                          29,508,750
Schlumberger Ltd                                        24,781,250
Dell Computer                                           24,412,500
Northern Telecom Ltd                                    22,793,750


UTILITIES Portfolio
Public Service of Colorado                              $5,254,000
BellSouth Corp                                           4,665,875
SBC Communications                                       4,619,375
IES Industries                                           4,612,500
US WEST Communications Group                             4,474,238


Composition of holdings is subject to change.

INVESCO Strategic Portfolios, Inc.
Statement of Investment Securities
October 31, 1996
                                            Country       Shares,
                                               Code      Units or
                                                 if     Principal
Description                                  Non US        Amount          Value
--------------------------------------------------------------------------------
ENERGY Portfolio
COMMON STOCKS & OPTION
   AGREEMENTS 87.24%
BUILDING & CONSTRUCTION RELATED 4.77%
Fluor Corp                                               $180,000    $11,790,000
                                                                   -------------
ENGINEERING 1.61%
Willbros Group*                                  PM       425,000      3,984,375
                                                                   -------------
Oil & Gas 79.39%
EXPLORATION & PRODUCTION 20.96%
Atwood Oceanics*                                           30,000      1,665,000
Barrett Resources*                                         30,000      1,151,250
Burlington Resources                                       30,000      1,511,250
Cabot Oil & Gas Class A                                    23,900        370,450
Flores & Rucks*                                           229,700     10,853,325
Forcenergy Inc*                                            41,913      1,147,368
Forcenergy Inc Option Agreement
   (Exp 2000)*^                                             9,342         82,934
Louisiana Land & Exploration                              140,000      7,962,500
Nuevo Energy*                                             100,000      4,987,500
PanEnergy Corp                                            260,000     10,010,000
Rio Alto Exploration Ltd*                         CA      150,000      1,012,250
Union Pacific Resources Group                             250,000      6,875,000
Union Texas Petroleum Holdings                             40,000        855,000
United Meridian*                                           70,000      3,298,750
                                                                   -------------
                                                                      51,782,577
                                                                   -------------
FIELD SERVICES 9.25%
Energy Ventures*                                          100,000      4,400,000
Global Industries Ltd                                      50,000        900,000
Halliburton Co                                             80,000      4,530,000
ICO Inc                                                    60,000        371,250
McDermott International                                    30,000        532,500
Nabors Industries*                                        200,000      3,325,000
Schlumberger Ltd                                           80,000      7,930,000
Tidewater Inc                                              20,000        875,000
                                                                   -------------
                                                                      22,863,750
                                                                   -------------
INTEGRATED 9.04%
Amerada Hess                                              110,000      6,091,250
Exxon Corp                                                130,000     11,521,250

Texaco Inc                                                 40,000      4,065,000
USX-Marathon Group                                         30,000        656,250
                                                                   -------------
                                                                      22,333,750
                                                                   -------------
INTERNATIONAL 17.00%
Abacan Resource*                                  CA      500,000      3,812,500
Alberta Energy Ltd                                CA      200,000      4,300,000
Anderson Exploration Ltd*                         CA       50,000        581,625
British Petroleum PLC ADR                         UK       58,000      7,460,250
Canadian 88 Energy*                               CA      200,000        850,067
Canadian Natural Resources Ltd*                   CA      330,000      8,194,198
Denbury Resources                                 CA       83,000      1,084,187
Morrison Petroleums Ltd                           CA       50,000        361,651
Renaissance Energy Ltd*                           CA      215,000      6,813,584
Royal Dutch Petroleum
   New York Shrs                                  NL       30,000      4,961,250
Ultramar Corp                                              70,000      2,003,750
Yacimientos Petroliferos
   Fiscales SA Sponsored ADR                      AR       70,000      1,592,500
                                                                   -------------
                                                                      42,015,562
                                                                   -------------
OFFSHORE DRILLING 15.82%
Diamond Offshore Drilling*                                210,000     12,783,750
Global Marine*                                             25,000        459,375
Reading & Bates*                                          450,000     12,937,500
Transocean Offshore                                       203,930     12,898,565
                                                                   -------------
                                                                      39,079,190
                                                                   -------------
PRODUCTION/PIPELINE 4.78%
Aquila Gas Pipeline                                        50,000        725,000
Enron Corp                                                 40,000      6,510,000
Tejas Gas                                                 100,000      4,062,500
TransCanada PipeLines                             CA       30,000        506,250
                                                                   -------------
                                                                      11,803,750
                                                                   -------------
REFINING & MARKETING 0.19%
MarkWest Hydrocarbon*                                      45,600        473,100
                                                                   -------------
UTILITIES 1.65%
KN Energy                                                  80,000      2,990,000
Questar Corp                                               30,000      1,080,000
                                                                   -------------
                                                                       4,070,000
                                                                   -------------
WHOLESALE 0.70%
World Fuel Services                                       100,000      1,737,500
                                                                   -------------
TOTAL OIL & GAS                                                      196,159,179
                                                                   -------------
TELECOMMUNICATIONS 0.64%
Newbridge Networks                                CA       50,000      1,581,250

TRANSPORTATION 0.83%
Burlington Northern Santa Fe                               25,000      2,059,375
                                                                   -------------
TOTAL COMMON STOCKS
   & OPTION AGREEMENTS
   (Cost $198,472,497)                                               215,574,179
                                                                   -------------
PREFERRED STOCKS 2.53%
Oil & Gas 2.53%
INTERNATIONAL  1.76%
 LASMO PLC Sponsored ADR
   Representing 10.000%, Series A
   Cum Pfd                                       UK       170,000      4,335,000
                                                                   -------------
UTILITIES 0.77%
MCN Corp, Conv Pfd
(Each shr consists of
   five-sixths interest in a shr of
   8.750% Conv Pfd)                                        69,400      1,908,500
                                                                   -------------
TOTAL PREFERRED STOCKS
   (Cost $5,913,764)                                                   6,243,500
                                                                   -------------
SHORT-TERM INVESTMENTS -
   REPURCHASE AGREEMENTS 10.23%
Repurchase Agreement with
 State Street Bank & Trust Co
 dated 10/31/1996 due 11/1/1996
 at 5.430%, repurchased at
 $25,283,813 (Collateralized by
 US Treasury Bonds due 2/15/2015
 at 11.250%, value $25,792,967)
 (Cost $25,280,000)                                    25,280,000     25,280,000
TOTAL INVESTMENT
 SECURITIES AT VALUE  100.00%
 (Cost  $229,666,261)
 (Cost for Income Tax Purposes
   $230,834,900)                                                     247,097,679
                                                                   =============

ENVIRONMENTAL SERVICES Portfolio
COMMON STOCKS 100.00%
AEROSPACE & DEFENSE 0.41%
SPACEHAB Inc*                                              19,000        109,250
                                                                   -------------
BUILDING & CONSTRUCTION
   RELATED 2.84%
Harsco Corp                                                11,600        740,950
                                                                   -------------
BUSINESS & COMMERCIAL
   SERVICES 1.42%
On Assignment*                                             12,000        369,000
                                                                   -------------

CHEMICALS 13.48%
Agrium Inc                                                 51,700        691,487
General Chemical Group                                     86,300      1,639,700
Nalco Chemical                                             11,400        414,675
Potash Corp of Saskatchewan                                 4,000        283,500
SAES Getters SpA Sponsored ADR*                            42,000        483,000
                                                                   -------------
                                                                       3,512,362
                                                                   -------------
DIVERSIFIED COMPANIES 3.38%
Laidlaw Inc Class B                                        75,000        881,250
                                                                   -------------
ENGINEERING 2.13%
Jacobs Engineering Group*                                  25,100        555,337
                                                                   -------------
MANUFACTURING 2.22%
Millipore Corp                                             16,500        577,500
                                                                   -------------
MEDICAL PRODUCTS 1.25%
Meridian Diagnostics                                       31,000        325,500
                                                                   -------------
METALS & MINING 2.45%
Addington Resources*                                       19,000        532,000
Recycling Industries*                                      35,000        107,187
                                                                   -------------
                                                                         639,187
                                                                   -------------
OIL & GAS RELATED 8.33%
Costilla Energy*                                           45,000        573,750
PanEnergy Corp                                             21,000        808,500
Sonat Inc                                                  16,000        788,000
                                                                   -------------
                                                                       2,170,250
                                                                   -------------
Pollution Control 45.35%
EQUIPMENT/SYSTEMS 18.35%
Cuno Inc*                                                  52,000        832,000
Memtec Ltd Sponsored ADR*                                  25,200        859,950
Omega Environmental*                                       25,500         26,297
Thermatrix Inc*                                           143,000      1,430,000
US Filter*                                                 47,400      1,635,300
                                                                   -------------
                                                                       4,783,547
                                                                   -------------
RECYCLING 10.25%
IMCO Recycling                                             29,400        470,400
Philip Environmental*                                     180,000      1,867,500
TETRA Technologies*                                        16,000        334,000
                                                                   -------------
                                                                       2,671,900
                                                                   -------------
SERVICES 16.75%
Allied Waste Industries*                                   48,000        435,000
American Disposal Services*                                49,000        784,000
EnviroSource Inc*                                          30,000         91,875

Newpark Resources                                           8,000        300,000
Republic Industries*                                       14,000        435,750
Superior Services*                                         18,000        310,500
United Waste Systems*                                      46,000      1,581,250
WMX Technologies                                           12,400        426,250
                                                                   -------------
                                                                       4,364,625
                                                                   -------------
TOTAL POLLUTION CONTROL                                               11,820,072
                                                                   -------------
SERVICES 4.32%
Culligan Water Technologies*                               30,000      1,125,000
                                                                   -------------
UTILITIES 10.17%
American Water Works                                       21,000        427,875
IES Industries                                              5,000        153,750
Idaho Power                                                13,300        413,963
United Water Resources                                     53,000        828,125
Western Water*                                             43,000        827,750
                                                                   -------------
                                                                       2,651,463
                                                                   -------------
WHOLESALE 2.25%
World Fuel Services                                        33,700        585,538
                                                                   -------------
TOTAL COMMON STOCKS
   (Cost $22,706,619)                                                 26,062,659
                                                                   -------------
PREFERRED STOCKS 0.00%
POLLUTION CONTROL
 - RECYCLING 0.00%
Cyclean Inc, Series D Pfd*^
 (Cost $499,998)                                          146,691              1
                                                                   -------------
TOTAL INVESTMENT
 SECURITIES AT VALUE 100.00%
 (Cost $23,206,617)
 (Cost for Income Tax Purposes
 $23,237,611)                                                      $  26,062,660
                                                                   =============

FINANCIAL SERVICES Portfolio
COMMON STOCKS 96.03%
BANKING 53.93%
ABN AMRO Holding NV                                       100,000      5,654,811
Banc One                                                  300,000     12,712,500
Bank of Boston                                            350,000     22,400,000
Bank of New York                                          600,000     19,875,000
BankAmerica Corp                                          300,000     27,450,000
Bankers Trust New York                                    200,000     16,900,000
Chase Manhattan                                           250,000     21,437,500
Citicorp                                                  200,000     19,800,000
Compass Bancshares                                        500,000     18,062,500
First Security                                            505,000     14,834,375

National Westminster
   Bank PLC ADR                                            50,000      3,406,250
PNC Bank                                                  375,000     13,593,750
Regions Financial                                         280,000     14,000,000
Republic New York                                         250,000     19,062,500
Riggs National                                            300,000      5,137,500
Signet Banking                                            250,000      7,218,750
Southern National                                         400,000     13,850,000
State Street Boston                                       200,000     12,675,000
Union Planters                                            350,000     12,162,500
Wachovia Corp                                             250,000     13,437,500
                                                                   -------------
                                                                     293,670,436
                                                                   -------------
COMPUTER RELATED 1.76%
Fiserv Inc*                                               250,000      9,593,750
                                                                   -------------
FINANCE RELATED 13.78%
American Financial Group                                  400,000     14,350,000
Countrywide Credit Industries                             600,000     17,100,000
Federal National Mortgage
   Association                                            200,000      7,825,000
Green Tree Financial                                      300,000     11,887,500
Household International                                   100,000      8,850,000
SunAmerica Inc                                            400,000     15,000,000
                                                                   -------------
                                                                      75,012,500
                                                                   -------------
INSURANCE 22.80%
American Re                                               200,000     12,875,000
Conseco Inc                                               550,000     29,425,000
Equitable of Iowa                                         240,000     10,050,000
Everest Re Holdings                                       300,000      7,650,000
General Re                                                100,000     14,725,000
ITT Hartford Group                                        175,000     11,025,000
Jefferson-Pilot Corp                                      300,000     17,062,500
PennCorp Financial Group                                  150,000      5,193,750
ReliaStar Financial                                       100,000      5,300,000
Travelers Group                                           200,000     10,850,000
                                                                   -------------
                                                                     124,156,250
                                                                   -------------
SAVINGS & LOAN 3.76%
Federal Home Loan Mortgage                                100,000     10,100,000
TCF Financial                                              50,000      1,937,500
Washington Mutual                                         200,000      8,450,000
                                                                   -------------
                                                                      20,487,500
                                                                   -------------
TOTAL COMMON STOCKS
   (Cost $433,751,237)                                               522,920,436
                                                                   -------------

SHORT-TERM INVESTMENTS -
   COMMERCIAL PAPER 3.97%
FINANCE RELATED 3.97%
Associates Corp of North America
   5.650%, 11/1/1996
   (Cost $21,630,000)                                  21,630,000     21,630,000
TOTAL INVESTMENT
   SECURITIES AT VALUE 100.00%
   (Cost $455,381,237#)                                              544,550,436
                                                                   =============
GOLD Portfolio
COMMON STOCKS 87.36%
AGRICULTURAL 1.31%
Nevsun Resources Ltd*                            CA       500,000      3,802,931
                                                                   -------------
BANKING 1.54%
Bank fuer Internationalen
   Zahlungsausgleich                             SZ           500      4,488,755
                                                                   -------------
BUSINESS & COMMERCIAL
   SERVICES 0.11%
Birch Mountain Minerals Ltd*                     CA       150,000        329,960
                                                                   -------------
EXPLORATION & MINING 82.41%
Aber Resources Ltd*                              CA       250,000      3,875,000
Acacia Resources Ltd*                            AS       600,000      1,132,547
Agnico Eagle Mines Ltd                           CA       300,000      4,200,000
Argosy Mining*                                   CA     1,100,000      1,328,788
Arizona Star Resource*~                          CA     1,500,000      9,003,997
Armada Gold Class A*                             CA       450,000        523,462
Ashanti Goldfields Ltd
   Sponsored ADR                                 GH       600,000      9,825,000
Aurora Gold Ltd*                                 AS     1,000,000      1,903,440
Band-Ore Resources*                              CA        70,000        574,168
Barrick Gold                                     CA       342,228      8,940,707
Battle Mountain Gold                                      100,000        762,500
Bema Gold*                                       CA     1,000,000      6,062,500
Bre-X Minerals Ltd*                              CA     1,400,000     23,275,000
Bro-X Minerals Ltd*                              CA       140,000        407,137
Cambior Inc                                      CA       150,000      2,100,000
Canyon Resources*                                       1,154,229      2,957,712
Crown Resources*~                                         960,000      5,640,000
Emperor Mines Ltd*                               AS     3,000,000      5,710,320
Euro-Nevada Mining Ltd                           CA       403,000     11,900,043
Francisco Gold*~                                 CA       300,000      2,393,609
Franco-Nevada Mining Ltd                         CA       400,000     17,150,472
Geomaque Explorations Ltd*                       CA       500,000      1,249,001
Getchell Gold*                                            350,000     15,575,000
Goldbelt Resources*~                             CA     2,000,000      1,640,480
Golden Knight Resources*                         CA       200,000      1,150,000
Golden Star Resources Ltd*~                             1,000,000     18,625,000
Goldfields Ltd                                   AS       333,333        682,065
Greenstone Resources Ltd*                        CA     1,100,000     13,887,500
Guyana Gold*                                     CA       600,000        295,286
Guyanor Ressources SA
   Class B*                                      FR       689,000      6,678,990
High River Gold Mines Ltd*                       CA       499,300      1,507,873

IAMGOLD*                                         CA        23,800        127,778
Indochina Goldfields Ltd*^                       CA     1,400,000      9,969,644
International Capri Resources*~                  CA       600,000        536,884
International Taurus Resources*~                 CA       600,000        894,807
KWG Resources*                                   CA       243,100      1,549,762
Kinross Gold*                                    CA       600,000      4,350,000
Lihir Gold Ltd Sponsored ADR*                    PP       100,000      3,525,000
Manhattan Minerals*                              CA       399,000      2,588,453
Metallica Resources*                             CA        46,200        138,600
Monarch Resources*                               CA       235,000        280,373
Newcrest Mining Ltd                              AS       787,850      2,724,319
Newmont Mining                                            100,000      4,625,000
Original Sixteen to One Mine*                              91,100        341,625
Orvana Minerals*                                 CA       500,000      2,516,645
Pangea Goldfields*                               CA       200,000      1,036,485
Peruvian Gold Ltd*                               CA       200,000        387,750
Plutonic Resources Ltd                           AS       200,000        951,720
Rea Gold*                                        CA       322,700        564,725
Repadre Capital*                                 CA        31,300        177,381
Rex Diamond Mining*                              CA       240,000        572,963
Royal Oak Mines*                                 CA     1,500,000      5,625,000
Santa Fe Pacific Gold                                     200,000      2,375,000
Scorpion Minerals*                               CA       519,333      2,710,768
Solitario Resources*                             CA       204,000        206,879
Sonoma Resources*~                               CA        62,800         63,218
South Pacific Resources*                         CA       150,000        559,254
Steppe Gold International*~                      CA       900,000        771,771
TVI Pacific*                                     CA     1,500,000      1,677,764
Texas Star Resources*                                     500,000        382,813
Trillion Resources Ltd*~                         CA       574,000      2,097,278
Viceroy Resources*                               CA       900,010      4,395,789
                                                                   -------------
                                                                     239,683,045
                                                                   -------------
METALS 1.99%
Freeport McMoRan Copper &
   Gold Class A                                           200,000      5,800,000
                                                                   -------------
TOTAL COMMON STOCKS
   (Cost $222,436,683)                                               254,104,691
                                                                   -------------
PREFERRED STOCKS 5.34%
EXPLORATION & MINING 5.34%
Coeur D'Alene Mines, 7.000%
   Mandatory Adjustable
   Redeemable Conv Security                               275,000      4,571,875
Freeport McMoRan Copper &
   Gold, 7.000%, Conv Pfd                                 300,000      9,000,000
Hecla Mining, $3.50, Series B
   Cum Conv Pfd                                            42,100      1,957,650
                                                                   -------------
TOTAL PREFERRED STOCKS
   (Cost $15,088,401)                                                 15,529,525
                                                                   -------------

FIXED INCOME SECURITIES 3.04%
EXPLORATION & MINING 3.04%
Agnico Eagle Mines
  Conv Sr Notes
  3.500%, 1/27/2004                              CA     3,000,000      2,726,250
Ashanti Capital Ltd
   Exchangeable Gtd Notes
   5.500%, 3/15/2003                             CJ     7,000,000      6,125,000
                                                                   -------------
TOTAL FIXED INCOME SECURITIES
   (Cost $9,830,889)                                                   8,851,250
                                                                   -------------
SHORT-TERM INVESTMENTS -
   COMMERCIAL PAPER 4.26%
FINANCE RELATED 3.54%
Associates Corp of North America
   5.650%, 11/1/1996                                   10,275,000     10,275,000
                                                                   -------------
INVESTMENT BROKERS 0.72%
Merrill Lynch & Co
   5.280%, 11/1/1996                                    2,100,000      2,100,000
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $12,375,000)                                                 12,375,000
                                                                   -------------
TOTAL INVESTMENT
 SECURITIES AT VALUE 100.00%
 (Cost $259,730,973)
 (Cost for Income Tax Purposes
 $301,168,581)                                                       290,860,466
                                                                   =============

HEALTH SCIENCES Portfolio
COMMON STOCKS & WARRANTS 91.06%
BIOTECHNOLOGY 8.81%
Amgen Inc*                                                315,000     19,313,437
Cambridge Heart*~                                          77,000        856,625
Cambridge Heart*^~                                        600,000      5,340,000
Centocor Inc*                                             120,300      3,533,813
Creative BioMolecules*~                                 1,130,000      9,746,250
Ecogen Technologies I*^~                                      100      1,320,000
Gilead Sciences*                                          435,000     10,168,125
ImClone Systems*                                          650,000      5,606,250
INCYTE Pharmaceuticals*                                   355,000     14,377,500
MedClone Inc Warrants
   (Exp 1999)*@^                                          500,000              0
Metra Biosystems*^                                        275,081      1,423,544
Unisyn Technologies*^~                                     31,132         31,132
Vertex Pharmaceuticals*                                   277,900      9,240,175
Xenometrix Inc*^~                                         145,641      1,146,923
                                                                   -------------
                                                                      82,103,774
                                                                   -------------
COMPUTER RELATED 4.65%
HBO & Co                                                  719,840     43,280,380

ELECTRONICS 3.19%
Perkin-Elmer Corp                                         555,000     29,761,875
HEALTH CARE - EQUIPMENT &
   SUPPLIES 2.30%
Allegiance Corp*                                          147,000      2,756,250
Cardiovascular Diagnostics*                                38,000        171,000
Total Renal Care Holdings*                                475,000     18,525,000
                                                                   -------------
                                                                      21,452,250
                                                                   -------------
HEALTH CARE FACILITIES 1.05%
Salick Health Care*                                       245,000      9,800,000
HEALTH MAINTENANCE
   ORGANIZATIONS 4.83%
Humana Inc*                                               800,000     14,600,000
Oxford Health Plans*                                      669,000     30,439,500
                                                                   -------------
                                                                      45,039,500
                                                                   -------------
MANUFACTURING 3.91%
Waters Corp*                                            1,175,000     36,425,000
MEDICAL EQUIPMENT
   & SUPPLIES 6.71%
Becton Dickinson & Co                                     731,000     31,798,500
Cardiometrics Inc*                                        322,500      1,330,313
Diametrics Medical*                                       409,554      1,587,022
Johnson & Johnson                                         500,000     24,625,000
KeraVision Inc*                                           206,185      3,195,867
                                                                   -------------
                                                                      62,536,702
                                                                   -------------
MEDICAL INSTRUMENTS 6.58%
Boston Scientific*                                        261,500     14,219,062
Medtronic Inc                                             400,000     25,750,000
Sofamor/Danek Group*                                      775,000     21,312,500
                                                                   -------------
                                                                      61,281,562
                                                                   -------------
MEDICAL PRODUCTS 6.24%
Cadus Pharmaceutical*                                      50,000        350,000
Clarus Medical Systems Warrants
   (Exp 2000)*@^~                                           2,224              0
Electroscope Inc*^~                                       399,000      2,374,050
Emisphere Technologies*~                                  500,000      7,625,000
IDEC Pharmaceuticals*                                     428,000      9,255,500
Landec Corp*~                                             378,072      3,355,389
ResMed Inc*~                                              445,000      7,453,750
Rochester Medical*                                        200,000      3,250,000
Sepracor Inc*                                             360,000      5,850,000
SEQUUS Pharmaceutical*                                    650,000      9,140,625
St Jude Medical*                                          240,000      9,480,000
                                                                   -------------
                                                                      58,134,314
                                                                   -------------

MEDICAL RELATED - DRUGS 32.50%
American Home Products                                    565,000     34,606,250
Arris Pharmaceutical*~                                    611,000      7,561,125
Bristol-Myers Squibb                                      320,000     33,840,000
CIMA Labs*~                                               466,666      3,499,995
Crown Laboratories*^~                                     730,792        543,527
Dura Pharmaceuticals*                                      20,000        690,000
Dura Pharmaceuticals Series W
   Warrants (Exp 1997)*^                                  120,000     10,794,000
Lilly (Eli) & Co                                          400,000     28,200,000
Merck & Co                                                400,000     29,650,000
Pfizer Inc                                                380,000     31,445,000
Pharmos Corp*~                                            713,005        935,819
Rhone-Poulenc Rorer                                       288,900     19,392,412
Sandoz AG Ltd Registered Shrs                              24,700     28,669,801
Smithkline Beecham PLC ADR
   Representing Ord A Shrs                                417,000     26,114,625
Sparta Pharmaceuticals*^~                                 500,000        646,875
Titan Pharmaceuticals*^~                                  488,215      4,442,757
Vical Inc*                                                275,000      3,678,125
Warner-Lambert Co                                         600,000     38,175,000
                                                                   -------------
                                                                     302,885,311
                                                                   -------------
MEDICAL SERVICES 10.29%
Advanced Health*^                                         687,088      8,245,056
Medical Associates of America*^~                          502,935              1
Omnicare Inc                                            1,070,000     29,157,500
PAREXEL International*                                    316,300     15,498,700
PhyCor Inc*                                               540,000     16,740,000
Quintiles Transnational*                                  320,000     21,040,000
RoTech Medical*                                           324,000      5,184,000
                                                                   -------------
                                                                      95,865,257
                                                                   -------------
TOTAL COMMON STOCKS
   & WARRANTS
   (Cost $653,496,336)                                               848,565,925
                                                                   -------------
PREFERRED STOCKS 1.06%
BIOTECHNOLOGY 0.38%
Ingenex Inc, Series B Pfd*^~                              103,055        600,000
Janus Biomedical, Series A
   Conv Pfd*^                                             400,000      1,000,000
MedClone Inc, Series G
   Conv Pfd*^                                             581,396              1
Osiris Therapeutics, Series C
   Conv Pfd*^                                             382,353      1,300,000
Unisyn Technologies
   Series A Conv Pfd*^~                                   359,501        359,501
   Series B Conv Pfd*^~                                   250,500        250,500
                                                                   -------------
                                                                       3,510,002
                                                                   -------------

MEDICAL PRODUCTS 0.18%
Clarus Medical Systems
   Series I Pfd*^~                                        106,664        533,320
   Series II Pfd*^~                                        22,239        111,195
OrbTek Inc, Series A Conv Pfd*^                           476,190        999,999
                                                                   -------------
                                                                       1,644,514
                                                                   -------------
MEDICAL SERVICES 0.50%
Multum Information Services
   Series C Pfd*^~                                        571,429      1,468,573
Physicians Online Series A Pfd*^                          361,350      3,219,628
                                                                   -------------
                                                                       4,688,201
                                                                   -------------
TOTAL PREFERRED STOCKS
   (Cost $9,584,798)                                                   9,842,717
                                                                   -------------
FIXED INCOME SECURITIES 0.00%
BIOTECHNOLOGY 0.00%
MedClone Inc, Promissory Notes, 10.000%
   6/30/1996^**                                            36,840              1
   12/31/1996^                                             36,840              1
                                                                   -------------
                                                                               2
                                                                   -------------
MEDICAL SERVICES 0.00%
Medical Associates of America
   Conv Sr Notes
   7.000%, 2/28/1999*^>~                                1,689,904            100
                                                                   -------------
TOTAL FIXED INCOME SECURITIES
   (Cost $1,763,584)                                                         102
                                                                   -------------
SHORT-TERM INVESTMENTS -
   COMMERCIAL PAPER 7.88%
DIVERSIFIED COMPANIES 4.29%
General Electric
   5.350%, 11/5/1996                                   39,951,000     39,951,000
                                                                   -------------
FINANCE RELATED 3.59%
General Motors Acceptance
   5.200%, 11/1/1996                                   33,511,000     33,511,000
TOTAL SHORT-TERM
   INVESTMENTS
   (Cost $73,462,000)                                                 73,462,000
                                                                   -------------
TOTAL INVESTMENT
   SECURITIES AT VALUE 100.00%
   (Cost $738,306,718)
   (Cost for Income Tax Purposes
   $739,593,758)                                                     931,870,744
                                                                   =============

LEISURE Portfolio
COMMON STOCKS 90.48%
ADVERTISING 5.30%
Cordiant PLC*                                     UK    2,250,000      3,737,178
Eagle River Interactive*                                   20,000        187,500
Katz Media Group*                                          99,500        833,312
Omnicom Group                                             120,000      5,970,000
WPP Group PLC                                     UK      700,000      2,598,926
                                                                   -------------
                                                                      13,326,916
                                                                   -------------
AUDIO/VIDEO RELATED 3.41%
Granada Group PLC                                 UK      150,000      2,160,480
Harman International Industries                           124,970      6,420,334
                                                                   -------------
                                                                       8,580,814
                                                                   -------------
BROADCASTING 14.73%
Adelphia Communications Class A*                          100,000        775,000
Belo (A H) Corp Series A                                  150,000      5,850,000
Central European Media
   Enterprises Ltd Class A*                       BD      127,800      3,578,400
Evergreen Media Class A*                                  112,500      3,037,500
HTV Group PLC                                     UK      100,000        616,349
Heritage Media Class A*                                   190,400      2,903,600
Lin Television*                                           192,000      7,272,000
Metro Networks*                                            29,500        597,375
Television Broadcasts Ltd                         HK      200,000        700,958
Television Broadcasts Ltd ADR                     HK      750,000      2,628,524
United Video Satellite Group
   Class A*                                               210,000      3,727,500
ValueVision International Class A*                        500,000      2,687,500
Yorkshire-Tyne Tees Television
   Holdings PLC                                   UK      129,000      2,662,556
                                                                   -------------
                                                                      37,037,262
                                                                   -------------
BUSINESS & COMMERCIAL SERVICES 3.38%
CUC International*                                        183,668      4,499,854
Sotheby's Holdings Class A                                235,000      3,995,000
                                                                   -------------
                                                                       8,494,854
                                                                   -------------
CABLE TELEVISION 6.84%
Comcast Cable Partners Ltd Class A*               UK      100,000      1,262,500
Comcast Corp Special Class A                              145,000      2,138,750
Rogers Communications
   Class B Representing
   Non-Voting Shrs*                               CA      100,000        805,327
TCA Cable TV                                              100,000      2,675,000
Tele-Communications Inc -
   Liberty Media Group Series A*                          162,500      4,184,375
   TCI Group Series A*                                    150,000      1,865,625

Tele-Communication
   International Series A*                                285,700      4,285,500
                                                                   -------------
                                                                      17,217,077
                                                                   -------------
COMPUTER SYSTEMS 1.38%
Bell & Howell*                                            130,000      3,477,500
                                                                   -------------
EDUCATION & TRAINING 0.67%
Sylvan Learning Systems*                                   40,000      1,690,000
                                                                   -------------
FOOD PRODUCTS & BEVERAGES 2.11%
Seagram Co Ltd                                    CA      140,000      5,302,500
                                                                   -------------
GAMING 7.24%
Bally Entertainment*                                      100,000      3,012,500
Circus Circus Enterprises*                                120,000      4,140,000
Crown Ltd*                                        AS      283,440        615,942
Grand Casinos*                                             95,000      1,413,125
Harrah's Entertainment*                                    92,600      1,551,050
MGM Grand*                                                100,000      3,875,000
Trump Hotels & Casino Resorts*                            227,200      3,606,800
                                                                   -------------
                                                                      18,214,417
                                                                   -------------
HOTELS 3.66%
HFS Inc*                                                   23,600      1,728,700
Hilton Hotels                                             120,000      3,645,000
Interstate Hotels*                                         18,300        494,100
Studio Plus Hotels*                                       190,000      3,348,750
                                                                   -------------
                                                                       9,216,550
                                                                   -------------
MEDICAL EQUIPMENT
   & SUPPLIES 0.89%
Bausch & Lomb                                              66,000      2,227,500
                                                                   -------------
MOTION PICTURES & TELEVISION 5.02%
Disney (Walt) Co                                          116,233      7,656,849
Gaylord Entertainment Class A                             117,059      2,311,915
Viacom Inc
   Class A*                                                13,040        425,430
   Class B*                                                68,802      2,244,665
                                                                   -------------
                                                                      12,638,859
                                                                   -------------
PRINTING & PUBLISHING 16.57%
Harcourt General                                          144,000      7,164,000
McClatchy Newspapers Class A                               24,000        669,000
McGraw-Hill Cos                                           150,000      7,031,250
New York Times Class A                                     50,000      1,806,250
News Corp Ltd ADR                                 AS      120,000      2,715,000
Pearson PLC                                       UK       50,000        618,792
Scholastic Corp*                                           50,000      3,662,500
Scripps (E W) Co Class A                                   70,000      3,316,250

Time Warner                                               270,000     10,057,500
Times Mirror Series A                                     100,000      4,625,000
                                                                   -------------
                                                                      41,665,542
                                                                   -------------
RECREATION PRODUCTS
   & SERVICES 8.72%
AMC Entertainment*                                         50,000        862,500
Amalgamated Holdings Ltd                          AS      658,908      3,997,737
Carnival Corp Class A                                     154,200      4,645,275
K2 Inc                                                    195,000      4,485,000
Metromedia International Group*                           100,000        987,500
Nintendo Co Ltd                                   JA       20,000      1,266,048
Premier Parks*                                             17,500        555,625
Salomon SA                                        FR       45,000      4,034,696
Sodak Gaming*                                              60,000      1,087,500
                                                                   -------------
                                                                      21,921,881
                                                                   -------------
RETAIL 5.74%
IHOP Corp*                                                135,000      2,970,000
Landry's Seafood Restaurants*                              90,000      1,845,000
Rite Aid                                                  150,000      5,100,000
TAG Heuer International SA
   Sponsored ADR*                                 SZ       50,000        800,000
Wal-Mart Stores                                           140,000      3,727,500
                                                                   -------------
                                                                      14,442,500
                                                                   -------------
TELECOMMUNICATIONS 0.93%
Rogers Cantel Mobile
   Communications Class B*                        CA      100,000      2,337,500
                                                                   -------------
TEXTILES & APPAREL
   MANUFACTURERS 1.06%
Adidas AG Sponsored ADR^                          GM       62,000      2,659,124
                                                                   -------------
TOYS & HOBBIES 0.38%
Tyco Toys*                                                150,000        956,250
                                                                   -------------
UTILITIES 2.45%
US WEST Communications Group                              100,000      3,037,500
US WEST Media Group*                                      200,000      3,125,000
                                                                   -------------
                                                                       6,162,500
                                                                   -------------
TOTAL COMMON STOCKS
   (Cost $197,714,243)                                               227,569,546
                                                                   -------------
PREFERRED STOCKS 2.75%
MOTION PICTURES & TELEVISION 0.29%
Village Roadshow Ltd, Pfd                         AS      250,000        723,704
                                                                   -------------

PRINTING & PUBLISHING 2.46%
News Corp Ltd Sponsored ADR
   Representing Ltd Voting
   Pfd Shrs                                       AS      160,000      2,840,000
Times Mirror, Series B
   Conv Pfd, $1.3740                                      125,000      3,359,375
                                                                   -------------
                                                                       6,199,375
                                                                   -------------
TOTAL PREFERRED STOCKS
   (Cost $6,972,337)                                                   6,923,079
                                                                   -------------
FIXED INCOME SECURITIES 0.83%
CABLE TELEVISION 0.83%
United International Holdings
   Sr Secured Discount Notes
   Zero Coupon, 11/15/1999
   (Cost $2,053,600)                                    3,000,000      2,085,000
                                                                   -------------
OTHER SECURITIES 0.92%
CABLE TELEVISION 0.92%
United International Holdings
   Units* (Each unit consists of one
   $1,000 face amount Sr Secured
   Discount Note, Zero Coupon
   1/15/1999 and 1 wrnt to purchase
   4.535 shrs of cmn stock)
   (Cost $2,235,765)                                        3,225      2,322,000
                                                                   -------------
SHORT-TERM INVESTMENTS
   COMMERCIAL PAPER 5.02%
FINANCE RELATED 5.02%
Associates Corp of North America
   5.650%, 11/1/1996
   (Cost $12,620,000)                                  12,620,000     12,620,000
                                                                   -------------
TOTAL INVESTMENT
   SECURITIES AT VALUE 100.00%
   (Cost $221,595,945)
   (Cost for Income Tax Purposes
   $221,646,445)                                                     251,519,625
                                                                   =============

TECHNOLOGY Portfolio
COMMON STOCKS 81.38%
AEROSPACE & DEFENSE 0.16%
Nichols Research*                                         35,000       1,216,250
                                                                   -------------
BIOTECHNOLOGY   0.64%
Vertex Pharmaceutical*                                   150,000       4,987,500
                                                                   -------------
BROADCASTING 0.00%
Future Communications*~                                  160,000               1
                                                                   -------------

BUSINESS & COMMERCIAL
   SERVICES 2.77%
Computer Learning Centers*                                50,000       1,337,500
Equifax Inc                                              400,000      11,900,000
TeleTech Holdings*                                       250,000       8,000,000
Thomas Group*                                             15,500         189,875
                                                                   -------------
                                                                      21,427,375
                                                                   -------------
COMPUTER GRAPHICS 0.24%
Cadence Design Systems*                                   50,000       1,825,000
                                                                   -------------
COMPUTER LOCAL NETWORKS 3.24%
Cisco Systems*                                           175,000      10,828,125
Vanstar Corp*                                            599,800      14,245,250
                                                                   -------------
                                                                      25,073,375
                                                                   -------------
COMPUTER PERIPHERALS
   & SUPPLIES 0.58%
Digi International*                                      100,000       1,475,000
Kentek Information Systems                               175,000         853,125
Storage Technology*                                       50,000       2,131,250
                                                                   -------------
                                                                       4,459,375
                                                                   -------------
COMPUTER SERVICES 10.02%
Ceridian Corp*                                           325,000      16,128,125
Claremont Technology Group*                              121,000       3,690,500
Computer Sciences*                                        35,000       2,598,750
Electronic Data Systems                                  370,000      16,650,000
Fiserv Inc*                                              240,000       9,210,000
International Network Services*                            2,050          73,288
National Data                                            427,750      17,591,219
Technology Solutions*                                    300,000      11,662,500
                                                                   -------------
                                                                      77,604,382
                                                                   -------------
COMPUTER SOFTWARE 20.81%
Activision Inc*                                          100,000       1,262,500
Adobe Systems                                            100,000       3,462,500
Aware Inc*                                                25,000         306,250
BMC Software*                                            150,000      12,450,000
Baan Corp NV*                                            400,000      14,800,000
Cellular Technical Services*                             800,000      12,900,000
Cognos Inc*                                              300,000       9,412,500
Computer Associates International                        350,000      20,693,750
Document Sciences*                                        41,000         522,750
Electronic Arts*                                          75,000       2,812,500
Informix Corp*                                            75,000       1,664,062
Innovus Corp*                                             60,000         270,000
Keane Inc*                                               167,500       7,767,812
Microsoft Corp*                                          215,000      29,508,750
Netscape Communications*                                 250,000      11,062,500
Oracle Corp*                                             290,000      12,270,625

Pure Atria*                                              100,000       2,725,000
State Of The Art*                                        465,000       5,638,125
Summit Design*                                           130,000       1,381,250
Sybase Inc*                                               25,000         440,625
VIASOFT Inc*                                             200,000       9,850,000
                                                                   -------------
                                                                     161,201,499
                                                                   -------------
COMPUTER SYSTEMS 6.92%
Compaq Computer*                                         170,000      11,836,250
Dell Computer*                                           300,000      24,412,500
Exabyte Corp*                                            125,000       1,656,250
Ingram Micro Class A*~~                                  123,400       2,221,200
Micron Electronics*                                      270,000       4,016,250
Sun Microsystems*                                         50,000       3,050,000
Wind River Systems*                                      150,000       6,375,000
                                                                   -------------
                                                                      53,567,450
                                                                   -------------
EDUCATION & TRAINING 0.84%
National Education*                                      400,000       6,500,000
                                                                   -------------
ELECTRONICS 8.55%
Analog Devices*                                          240,000       6,240,000
Computer Products*                                        75,000       1,481,250
Harris Corp Delaware                                     150,000       9,393,750
Intel Corp                                               315,000      34,610,625
Lattice Semiconductor*                                    20,000         685,000
Nokia Corp Sponsored ADR                                 290,000      13,448,750
Voice Control Systems*                                    60,000         382,500
                                                                   -------------
                                                                      66,241,875
                                                                   -------------
FINANCE RELATED 2.06%
First Data                                               200,000      15,950,000
                                                                   -------------
GAMING 1.36%
International Game Technology                            500,000      10,562,500
                                                                   -------------
MEDICAL PRODUCTS 0.84%
Jones Medical Industries                                 150,000       6,525,000
                                                                   -------------
MEDICAL RELATED - DRUGS 1.58%
Medicis Pharmaceutical Class A*                          200,000      10,050,000
Titan Pharmaceuticals*^                                  244,108       2,221,383
                                                                   -------------
                                                                      12,271,383
                                                                   -------------
OIL & GAS RELATED 5.50%
Global Marine*                                           200,000       3,675,000
Halliburton Co                                           250,000      14,156,250
Schlumberger Ltd                                         250,000      24,781,250
                                                                   -------------
                                                                      42,612,500
                                                                   -------------

RECREATION PRODUCTS & SERVICES 0.20%
Nintendo Co Ltd                                           25,000       1,582,560
                                                                   -------------
RETAIL 2.52%
Intelligent Electronics                                  100,000         887,500
Toys "R" Us*                                             550,000      18,631,250
                                                                   -------------
                                                                      19,518,750
SCIENTIFIC TESTING 0.78%
GenRad Inc*                                              300,000       6,075,000
                                                                   -------------
SECURITY - SAFETY EQUIPMENT
   & SERVICES 1.60%
Lo-Jack Corp*                                             50,000         518,750
Pittway Corp Delaware Class A                            242,700      11,831,625
                                                                   -------------
                                                                      12,350,375
                                                                   -------------
SEMICONDUCTOR EQUIPMENT 1.65%
Applied Materials*                                       200,000       5,287,500
HADCO Corp*                                              200,000       6,075,000
TriQuint Semiconductor*                                   82,200       1,428,225
                                                                   -------------
                                                                      12,790,725
                                                                   -------------
TELECOMMUNICATIONS 8.03%
ADC Telecommunications*                                   50,000       3,418,750
Ericsson (L M) Telephone ADR
   Representing Class B Shrs                              75,000       2,071,875
Global Village Communication*                             25,000         190,625
Harmonic Lightwaves*                                     200,000       3,375,000
Newbridge Networks*                                      550,000      17,393,750
Northern Telecom Ltd                                     350,000      22,793,750
Octel Communications*                                    300,000       4,762,500
P-COM Inc*                                                75,000       1,650,000
Tadiran Telecommunications Ltd*                          285,000       6,555,000
                                                                   -------------
                                                                      62,211,250
                                                                   -------------
WHOLESALE 0.49%
Kent Electronics*                                        166,000       3,797,250
                                                                   -------------
TOTAL COMMON STOCKS
   (Cost $514,860,214)                                               630,351,375
                                                                   -------------
PREFERRED STOCKS 0.16%
BIOTECHNOLOGY 0.04%
Ingenex Inc, Series B Pfd*^                               51,527         300,000
                                                                   -------------
DIVERSIFIED COMPANIES 0.12%
Alpine Group, 9.000%
   Cum Conv Sr Pfd^                                        1,000         900,000
                                                                   -------------

TOTAL PREFERRED STOCKS
   (Cost $1,300,000 )                                                  1,200,000
                                                                   -------------
SHORT-TERM INVESTMENTS -
   COMMERCIAL PAPER 18.46%
FINANCE RELATED 15.88%
American Express Credit
   5.250%, 11/4/1996                                  17,457,000      17,457,000
Chevron Oil Finance
   5.240%, 11/6/1996                                  37,554,000      37,554,000
Deere (John) Capital
   5.200%, 11/4/1996                                  15,000,000      15,000,000
Ford Motor Credit
   5.350%, 11/5/1996                                  24,230,000      24,230,000
General Motors Acceptance
   5.200%, 11/1/1996                                  28,760,000      28,760,000
                                                                   -------------
                                                                     123,001,000
                                                                   -------------
INSURANCE 2.58%
CIGNA Corp
   5.220%, 11/1/1996                                  20,000,000      20,000,000
                                                                   -------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $143,001,000 )                                              143,001,000
                                                                   -------------
TOTAL INVESTMENT
   SECURITIES AT VALUE 100.00%
  (Cost  $659,161,214)
  (Cost for Income Tax Purposes
   $660,108,080)                                                     774,552,375
                                                                   =============

UTILITIES Portfolio
COMMON STOCKS OPTION
   AGREEMENTS 85.87%
BROADCASTING 1.13%
Scottish Television PLC                                 142,000        1,691,468
                                                                   -------------
OIL & GAS RELATED 13.52%
Coastal Corp                                             47,000        2,021,000
Enron Corp                                               42,000        1,953,000
ENSERCH Corp                                             50,000        1,075,000
Forcenergy Inc*                                          41,913        1,147,368
Forcenergy Inc Option
   Agreement (Exp 2000)*^                                 9,342           82,934
NGC Corp                                                 35,625          641,250
PanEnergy Corp                                           80,000        3,080,000
Sonat Inc                                                61,000        3,004,250
TransCanada Pipelines Ltd                                90,000        1,518,750
Union Pacific Resources Group                           100,000        2,750,000
Williams Cos                                             58,000        3,030,500
                                                                   -------------
                                                                      20,304,052
                                                                   -------------

TELECOMMUNICATIONS 9.30%
AT&T Corp                                                43,600        1,520,550
Clearnet Communications Class A*                         48,300          712,425
Frontier Corp                                           125,000        3,625,000
MFS Communications*                                      20,000        1,002,500
McLeod Inc*                                              69,000        2,242,500
NEXTEL Communications Class A*                           82,000        1,312,000
Portugal Telecom SA Sponsored ADR                        21,800          564,075
Telefonica del Peru SA Sponsored ADR
   Representing Class B Shrs                             50,000        1,031,250
Viatel Inc*                                             141,700        1,700,400
Western Wireless Class A*                                14,800          244,200
                                                                   -------------
                                                                      13,954,900
                                                                   -------------
Utilites 61.92%
ELECTRIC 28.86%
Allegheny Power System                                   50,000        1,493,750
American Electric Power                                  68,000        2,822,000
Calpine Corp*                                            30,000          532,500
Central & South West Corp                                50,000        1,325,000
CIPSCO Inc                                               40,000        1,455,000
Commonwealth Energy Systems SBI                          61,700        1,480,800
FPL Group                                                68,000        3,128,000
IES Industries                                          150,000        4,612,500
Idaho Power                                              90,000        2,801,250
Interstate Power                                         33,900        1,029,712
KU Energy                                                25,000          740,625
NIPSCO Industries                                        71,000        2,689,125
Oklahoma Gas & Electric                                  47,000        1,838,875
PacifiCorp                                              137,600        2,906,800
Portland General                                         35,000        1,531,250
Public Service of Colorado                              142,000        5,254,000
SCANA Corp                                              111,400        2,979,950
Southern Co                                             142,500        3,152,812
TNP Enterprises                                          60,200        1,557,675
                                                                   -------------
                                                                      43,331,624
                                                                   -------------
GAS 4.74%
Chesapeake Utilities                                     54,400          911,200
Columbia Gas System                                      48,000        2,916,000
Equitable Resources                                      33,000          948,750
New Jersey Resources                                     35,000          966,875
ONEOK Inc                                                51,000        1,370,625
                                                                   -------------
                                                                       7,113,450
                                                                   -------------
TELEPHONE 28.32%
ALLTEL Corp                                             114,000        3,477,000
Ameritech Corp                                           77,000        4,215,750
Bell Atlantic                                            72,000        4,338,000
BellSouth Corp                                          114,500        4,665,875

Century Telephone Enterprises                            84,000        2,698,500
Cincinnati Bell                                          20,500        1,012,187
GTE Corp                                                 34,000        1,432,250
NYNEX Corp                                               97,000        4,316,500
SBC Communications                                       95,000        4,619,375
Southern New England
   Telecommunications                                   115,500        4,302,375
Sprint Corp                                              75,500        2,963,375
US WEST Communications Group                            147,300        4,474,238
                                                                   -------------
                                                                      42,515,425
                                                                   -------------
   TOTAL UTILITIES                                                    92,960,499
                                                                   -------------
TOTAL COMMON STOCKS
   & OPTION AGREEMENTS
   (Cost $121,905,821)                                               128,910,919
                                                                   -------------
PREFERRED STOCKS 1.31%
UTILITIES - ELECTRIC 1.31%
Niagara Mohawk Power
   9.500%, Series M Pfd
   (Cost $1,668,502)                                     80,100        1,972,463
                                                                   -------------
FIXED INCOME SECURITIES 3.32%
UTILITIES - TELEPHONE 3.32%
Bell Telephone of Pennsylvania
   Deb, 7.500%, 5/1/2013                              3,000,000        3,044,784
GTE South, Series B, Deb
   7.250%, 8/1/2002                                   1,000,000        1,036,541
GTE Southwest, Series A, Deb
   5.820%, 12/1/1999                                    915,000          904,999
                                                                   -------------
TOTAL FIXED INCOME SECURITIES
   (Cost $4,971,427)                                                   4,986,324
                                                                   -------------
SHORT-TERM INVESTMENTS -
   REPURCHASE AGREEMENTS 9.50%
Repurchase Agreement with
   State Street Bank & Trust Co
   dated 10/31/1996 due 11/1/1996
   at 5.430%, repurchased at
   $14,262,151 (Collateralized by
   US Treasury Bonds due 2/15/2015
   at 11.250%, value $14,782,404)
   (Cost $14,260,000)                                14,260,000       14,260,000
                                                                   -------------
TOTAL INVESTMENT
   SECURITIES AT VALUE 100.00%
   (Cost $142,805,750)
   (Cost for Income Tax Purposes
   $142,813,031)                                                     150,129,706
                                                                   =============

* Security is non-income producing.

# Also represents cost for income tax purposes.

~ Security is an affiliated company (See Note 5).

@ Security has no market value at October 31, 1996.

* Security is a defaulted security with respect to cumulative interest payments of $1,862 at October 31, 1996. The security has been devalued to $1.

>> Security is a defaulted security with respect to cumulative interest payments of $156,293 at October 31, 1996. The security has been devalued to $100.

~~ Security is a when-issued security.

^ The following are restricted securities at October 31, 1996:

                                                                        Value as
                                Acquisition       Acquisition               % of
Description                          Date(s)              Cost        Net Assets
--------------------------------------------------------------------------------
Energy Portfolio
Forcenergy Inc
   Option Agreement                  6/14/94                $0             0.04%
                                                                      ==========

Environmental Services Portfolio
Cyclean Inc Series D Pfd             2/23/94           499,998             0.00%
                                                                      ==========

Gold Portfolio
Indochina Goldfields Ltd            6/12/96-
                                    10/04/96        14,238,740             3.59%
                                                                      ==========

Health Sciences Portfolio
Advanced Health                     8/31/93-
                                     3/16/94         2,000,103             0.88%
Cambridge Heart                      9/29/93         1,200,000              0.57
Clarus Medical Systems
   Series I Pfd                     12/23/92         2,000,000              0.06
   Series II Pfd                      5/3/95           111,196              0.01
   Warrants                           5/3/95                 0              0.00
Crown Laboratories                   8/24/93         1,096,199              0.06
Dura Pharmaceuticals
   Series W Warrants                 9/27/93           446,400              1.16
Ecogen Technologies I
   11/18/92-                         1/28/94         1,140,000             0.14%
Electroscope Inc  4/27/93-            5/3/96         1,039,500              0.25
Ingenex Inc, Series B Pfd            9/27/94           600,000              0.06
Janus Biomedical
   Series A Conv Pfd                  3/2/94         1,000,000              0.11
MedClone Inc Promissory
   Notes 12/7/94-10.000%             6/29/95           73,680               0.00
   Series G Conv Pfd                10/21/93         1,000,001              0.00
   Warrants                         10/21/93                 0              0.00
Medical Associates of America
   2/24/92-                          8/31/92           502,935              0.00
Medical Associates of America,
   Conv Sr Notes
   7.000%, 2/28/1999                2/21/92-
                                      3/1/94         1,689,904              0.00
Metra Biosystems                     1/11/94         1,700,001              0.15
Multum Information Services,
   Series C Pfd                     12/28/93         1,000,001              0.16
OrbTek Inc, Series A Conv Pfd        5/13/94           999,999              0.11
Osiris Therapeutics
   Series C Conv Pfd                 5/26/94         1,300,000              0.14
Physicians Online
   Series A Pfd                      8/31/93           963,600              0.34

Sparta Pharmaceuticals              11/12/93         1,000,000              0.07
Titan Pharmaceuticals                7/19/94         2,000,035              0.48
Unisyn Technologies                  2/28/94         1,500,000              0.00
Unisyn Technologies
   Series A Conv Pfd                12/27/94           359,501              0.04
   Series B Conv Pfd                  2/5/96           250,500              0.03
Xenometrix Inc                        1/7/94         1,400,000              0.12
                                                                      ----------
                                                                           4.94%
                                                                      ==========
Leisure Portfolio
Adidas AG Sponsored ADR             11/13/95         1,494,609             1.06%
                                                                      ==========

Technology Portfolio
Alpine Group .000%, Cum
   Conv Sr Pfd                       4/21/92         1,000,000             0.11%
Ingenex Inc Series B Pfd             9/27/94           300,000             0.04%
Titan Pharmaceuticals                7/19/93         1,000,035              0.28
                                                                      ----------
                                                                           0.43%
                                                                      ==========

Utilities Portfolio
Forcenergy Inc Option
   Agreement                         6/14/94                 0             0.05%
                                                                      ==========

Summary of Investments by Country

                                                       % of
                                      Country       Investment
Country                                 Code        Securities             Value
--------------------------------------------------------------------------------
Energy Portfolio
Argentina                                 AR             0.64%        $1,592,500
Canada                                    CA            11.78         29,097,562
Netherlands                               NL             2.01          4,961,250
Panama                                    PM             1.61          3,984,375
United Kingdom                            UK             4.77         11,795,250
United States                             US            79.19        195,666,742
                                                       -------------------------
                                                       100.00%      $247,097,679
                                                       =========================
Gold Portfolio
Australia                                 AS             4.50%       $13,104,411
Canada                                    CA            55.74        162,124,135
Cayman Islands                            CJ             2.11          6,125,000
France                                    FR             2.30          6,678,990
Ghana                                     GH             3.38          9,825,000
Papua New Guinea                          PP             1.21          3,525,000
Switzerland                               SZ             1.54          4,488,755
United States                             US            29.22         84,989,175
                                                       -------------------------
                                                       100.00%      $290,860,466
                                                       =========================
Leisure Portfolio
Australia                                 AS             4.33%      $ 10,892,383
Bermuda                                   BD             1.42          3,578,400
Canada                                    CA             3.36          8,445,327
France                                    FR             1.61          4,034,696
Germany                                   GM             1.06          2,659,124
Hong Kong                                 HK             1.32          3,329,482
Japan                                     JA             0.50          1,266,048
Switzerland                               SZ             0.32            800,000
United Kingdom                            UK             5.43         13,656,781
United States                             US            80.65        202,857,384
                                                       -------------------------
                                                       100.00%      $251,519,625
                                                       =========================


See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Assets and Liabilities
October 31, 1996



                                                                          Environmental         Financial
                                                               Energy          Services          Services              Gold
                                                            Portfolio         Portfolio         Portfolio         Portfolio
                                                         ------------------------------------------------------------------

ASSETS
Investment Securities:
   At Cost~                                              $229,666,261       $23,206,617      $455,381,237      $259,730,973
                                                         ==================================================================
   At Value~                                              247,097,679        26,062,660       544,550,436       290,860,466
Cash                                                          100,280           590,987           205,285         1,884,223
Receivables:
   Investment Securities Sold                               2,131,103                 0                 0            19,518
   Fund Shares Sold                                         3,118,792           177,864        17,075,682           687,812
   Dividends and Interest                                      76,729            17,518           697,708           287,162
Prepaid Expenses and Other Assets                              39,653            20,944            47,180            80,811
                                                         ------------------------------------------------------------------
TOTAL ASSETS                                              252,564,236        26,869,973       562,576,291       293,819,992
                                                         ------------------------------------------------------------------
LIABILITIES
Payables:
   Distributions to Shareholders                               26,451             4,866           618,550                 0
   Investment Securities Purchased                         11,931,677                 0        17,877,720         8,943,931
   Fund Shares Repurchased                                  4,428,625            68,302         1,355,508         6,954,282
Depreciation on Forward Foreign
   Currency Contracts                                           1,491                 0                 0                39
Accrued Expenses and Other Payables                             6,580             3,111            36,576            29,376
                                                         ------------------------------------------------------------------
TOTAL LIABILITIES                                          16,394,824            76,279        19,888,354        15,927,628
                                                         ------------------------------------------------------------------
Net Assets at Value                                       236,169,412        26,793,694       542,687,937       277,892,364
                                                         ==================================================================
NET ASSETS
Paid-in Capital*                                          202,558,331        22,690,510       405,059,882       220,527,445
Accumulated Undistributed Net
   Investment Income                                            1,036            11,295             2,782        34,512,656





Accumulated Undistributed Net Realized
   Gain (Loss) on Investment Securities
   and Foreign Currency Transactions                       16,178,627         1,235,846        48,456,074       (8,277,798)
Net Appreciation of Investment
   Securities and Foreign Currency
   Transactions                                            17,431,418         2,856,043        89,169,199        31,130,061
                                                         ------------------------------------------------------------------
Net Assets at Value                                       236,169,412        26,793,694       542,687,937       277,892,364
                                                         ==================================================================
Shares Outstanding                                         15,716,738         2,643,091        23,658,772        34,730,165
Net Asset Value, Offering and Redemption
   Price per Share                                              15.03             10.14             22.94              8.00
                                                         ==================================================================

~ Investment securities at cost and value at October 31, 1996 include a repurchase agreement of $25,280,000 for the Energy Portfolio.

* The Fund has one billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Portfolio.

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Assets and Liabilities (Continued)
October 31, 1996

                                                             Health
                                                            Sciences           Leisure         Technology         Utilities
                                                            Portfolio         Portfolio         Portfolio         Portfolio
                                                         ------------------------------------------------------------------

ASSETS
Investment Securities:
   At Cost~                                              $738,306,718      $221,595,945      $659,161,214      $142,805,750
                                                         ==================================================================
   At Value~                                              931,870,744       251,519,625       774,552,375       150,129,706
Cash                                                                0            72,878            53,580                 0
Receivables:
   Investment Securities Sold                              10,621,479         1,009,221        20,060,548           406,286
   Fund Shares Sold                                         1,345,651           102,537        14,272,858         3,015,527
   Dividends and Interest                                     562,052           167,334           152,645           792,713
Prepaid Expenses and Other Assets                              81,676            29,700            59,919            34,296
                                                         ------------------------------------------------------------------
TOTAL ASSETS                                              944,481,602       252,901,295       809,151,925       154,378,528
                                                         ------------------------------------------------------------------
LIABILITIES
Payables:
   Custodian                                                  758,118                 0                 0           108,231
   Distributions to Shareholders                               52,386            18,764            67,478            51,272
   Investment Securities Purchased                          7,077,744           334,650        17,397,102                 0
   Fund Shares Repurchased                                  2,727,133           229,192         2,053,270         1,126,035
Accrued Expenses and Other Payables                            38,108            21,561            23,424            11,435
                                                         ------------------------------------------------------------------
TOTAL LIABILITIES                                          10,653,489           604,167        19,541,274         1,296,973
                                                         ------------------------------------------------------------------
Net Assets at Value                                       933,828,113       252,297,128       789,610,651       153,081,555
                                                         ==================================================================
NET ASSETS
Paid-in Capital*                                          603,138,469       215,739,415       569,745,279       135,367,153
Accumulated Undistributed (Distributions
   in Excess of) Net Investment Income                        (6,213)           (1,403)           (9,962)           117,252
Accumulated Undistributed Net Realized





   Gain on Investment Securities and
   Foreign Currency Transactions                          137,132,450         6,634,311       104,484,522        10,272,753
Net Appreciation of Investment Securities
   and Foreign Currency Transactions                      193,563,407        29,924,805       115,390,812         7,324,397
                                                         ------------------------------------------------------------------
Net Assets at Value                                       933,828,113       252,297,128       789,610,651       153,081,555
                                                         ==================================================================
Shares Outstanding                                         16,904,277        11,021,164        23,064,698        12,715,877
Net Asset Value, Offering and Redemption
   Price per Share                                              55.24             22.89             34.23             12.04
                                                         ==================================================================

~ Investment securities at cost and value at October 31, 1996 include a repurchase agreement of $14,260,000 for the Utilities Portfolio.

* The Fund has one billion authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Portfolio.

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Operations
Year Ended October 31, 1996

                                                                          Environmental         Financial
                                                               Energy          Services          Services              Gold
                                                            Portfolio         Portfolio         Portfolio         Portfolio
                                                           ----------------------------------------------------------------
INVESTMENT INCOME
INCOME
Dividends                                                  $1,276,586          $275,948       $14,863,923        $1,833,061
Interest                                                      675,953           368,344         1,233,503         1,340,997
   Foreign Taxes Withheld                                    (42,312)           (4,393)                 0          (70,681)
                                                           ----------------------------------------------------------------
   TOTAL INCOME                                             1,910,227           639,899        16,097,426         3,103,377
                                                           ----------------------------------------------------------------
EXPENSES
Investment Advisory Fees                                      813,779           237,561         3,306,980         2,136,116
Transfer Agent Fees                                           385,446           227,295         1,298,961           889,509
Administrative Fees                                            26,275            14,751            78,234            52,965
Custodian Fees and Expenses                                    39,116            12,078            79,128           130,796
Directors' Fees and Expenses                                   11,884             9,357            27,928            20,140
Professional Fees and Expenses                                 15,833            12,839            27,243            22,548
Registration Fees and Expenses                                 63,580            30,701            93,333            82,131
Reports to Shareholders                                        45,609            38,282           129,824           119,374
Other Expenses                                                  5,977             2,505            21,094            29,172
                                                           ----------------------------------------------------------------
   TOTAL EXPENSES                                           1,407,499           585,369         5,062,725         3,482,751
   Fees and Expenses Absorbed
   by Investment Adviser                                            0          (76,382)                 0                 0
   Fees and Expenses Paid Indirectly                         (77,953)          (19,634)         (256,835)         (150,478)
                                                           ----------------------------------------------------------------
   NET EXPENSES                                             1,329,546           489,353         4,805,890         3,332,273
                                                           ----------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                  580,681           150,546        11,291,536         (228,896)
                                                           ----------------------------------------------------------------




REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                       20,895,131         4,012,079        49,662,621        41,924,779
Change in Net Appreciation of Investment
   Securities and Foreign Currency
   Transactions                                            17,796,621         2,319,724        59,699,110        47,263,589
                                                           ----------------------------------------------------------------
NET GAIN ON INVESTMENT SECURITIES                          38,691,752         6,331,803       109,361,731        89,188,368
                                                           ----------------------------------------------------------------
Net Increase in Net Assets
   from Operations                                         39,272,433         6,482,349       120,653,267        88,959,472
                                                           ================================================================

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Operations (Continued)
Year Ended October 31, 1996

                                                              Health
                                                             Sciences           Leisure        Technology         Utilities
                                                            Portfolio         Portfolio         Portfolio         Portfolio
                                                         ------------------------------------------------------------------

INVESTMENT INCOME
INCOME
Dividends                                                  $6,753,710        $2,025,053        $2,242,580        $4,963,653
Interest                                                    4,632,645         1,880,424         6,227,015         1,099,570
   Foreign Taxes Withheld                                   (173,699)          (61,377)          (13,750)          (37,324)
                                                         ------------------------------------------------------------------
   TOTAL INCOME                                            11,212,656         3,844,100         8,455,845         6,025,899
                                                         ------------------------------------------------------------------
EXPENSES
Investment Advisory Fees                                    7,016,028         2,026,976         4,677,778         1,032,013
Transfer Agent Fees                                         2,584,098         1,133,674         1,863,571           471,705
Administrative Fees                                           172,697            50,540           110,454            30,640
Custodian Fees and Expenses                                   220,973            82,650           125,122            39,895
Directors' Fees and Expenses                                   55,084            21,632            38,236            14,532
Professional Fees and Expenses                                 52,335            22,997            34,969            17,518
Registration Fees and Expenses                                157,620            44,423           136,853            49,040
Reports to Shareholders                                       271,825           119,807           192,560            55,914
Other Expenses                                                 42,829            13,820            29,416             8,888
                                                         ------------------------------------------------------------------
   TOTAL EXPENSES                                          10,573,489         3,516,519         7,208,959         1,720,145
   Fees and Expenses Absorbed by
   Investment Adviser                                               0                 0                 0         (104,595)
   Fees and Expenses Paid Indirectly                        (583,248)         (152,768)         (384,963)         (102,633)
                                                         ------------------------------------------------------------------
   NET EXPENSES                                             9,990,241         3,363,751         6,823,996         1,512,917
                                                         ------------------------------------------------------------------
NET INVESTMENT INCOME                                       1,222,415           480,349         1,631,849         4,512,982
                                                         ------------------------------------------------------------------





REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENT SECURITIES
Net Realized Gain on Investment Securities
   and Foreign Currency Transactions                      137,904,104         6,689,537       105,200,971        14,115,442
Change in Net Appreciation of
   Investment Securities and Foreign
   Currency Transactions                                   23,591,252        19,505,255        13,795,426         2,563,450
                                                         ------------------------------------------------------------------
NET GAIN ON INVESTMENT SECURITIES                         161,495,356        26,194,792       118,996,397        16,678,892
                                                         ------------------------------------------------------------------
Net Increase in Net Assets
   from Operations                                        162,717,771        26,675,141       120,628,246        21,191,874
                                                         ==================================================================

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Changes in Net Assets
Year Ended October 31

<CAPTION
                                              Energy                 Environmental Services          Financial Services
                                             Portfolio                     Portfolio                      Portfolio
                                     --------------------------    --------------------------  ----------------------------
                                            1996           1995           1996           1995          1996            1995

OPERATIONS
Net Investment Income                   $580,681       $436,226       $150,546       $202,824    $11,291,536     $5,986,155
Net Realized Gain (Loss) on
   Investment Securities and
   Foreign Currency
   Transactions                       20,895,131      (651,948)      4,012,079      9,733,774     49,662,621     28,781,212
Change in Net Appreciation
   (Depreciation) of Investment
   Securities and Foreign
   Currency Transactions              17,796,621    (2,001,837)      2,319,724    (1,928,995)     59,699,110     26,811,946
                                     --------------------------    --------------------------  ----------------------------
NET INCREASE (DECREASE)
   IN NET ASSETS FROM
   OPERATIONS                         39,272,433    (2,217,559)      6,482,349      8,007,603    120,653,267     61,579,313
                                     --------------------------    --------------------------  ----------------------------
DISTRIBUTIONS TO
   SHAREHOLDERS
Net Investment Income                  (580,681)      (430,850)      (149,211)      (210,661)   (11,291,536)    (5,997,327)
In Excess of Net Investment
   Income                                (3,529)              0              0              0    (1,199,518)              0
Net Realized Gain on
   Investment Securities                       0              0              0              0   (24,567,717)              0
                                     --------------------------    --------------------------  ----------------------------
TOTAL DISTRIBUTIONS                    (584,210)      (430,850)      (149,211)      (210,661)   (37,058,771)    (5,997,327)
                                     --------------------------    --------------------------  ----------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares        658,993,329    254,345,190    122,232,471    104,904,724    717,132,503    520,541,107
Reinvestment of Distributions            557,255        415,572        161,433        205,670     35,465,349      5,760,531
                                     --------------------------    --------------------------  ----------------------------
                                     659,550,584    254,760,762    122,393,904    105,110,394    752,597,852    526,301,638





Amounts Paid for Repurchases
   of Shares                       (510,352,997)  (277,595,492)  (124,689,299)  (119,427,501)  (703,552,727)  (438,005,806)
                                   ----------------------------  ----------------------------  ----------------------------
NET INCREASE (DECREASE)
   IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                149,197,587   (22,834,730)    (2,295,395)   (14,317,107)     49,045,125     88,295,832
                                   ----------------------------  ----------------------------  ----------------------------
Total Increase (Decrease)
   in Net Assets                     187,885,810   (25,483,139)      4,037,743    (6,520,165)    132,639,621    143,877,818
NET ASSETS
Beginning of Period                   48,283,602     73,766,741     22,755,951     29,276,116    410,048,316    266,170,498
                                   ----------------------------  ----------------------------  ----------------------------
End of Period                        236,169,412     48,283,602     26,793,694     22,755,951    542,687,937    410,048,316
                                   ============================  ============================  ============================
Accumulated Undistributed
   Net Investment Income
   Included in Net Assets
   at End of Period                        1,036          4,565         11,295          9,960          2,782          5,816

FUND SHARE TRANSACTIONS
Shares Sold                           52,683,481     25,336,363     12,863,444     14,163,882     34,784,265     29,961,166
Shares Issued from Reinvestment
   of Distributions                       37,088         41,187         16,188         25,328      1,767,754        317,403
                                   ----------------------------  ----------------------------  ----------------------------
                                      52,720,569     25,377,550     12,879,632     14,189,210     36,552,019     30,278,569
Shares Repurchased                  (41,791,100)   (27,437,686)   (13,037,396)   (15,890,903)   (34,528,936)   (26,025,023)
                                   ----------------------------  ----------------------------  ----------------------------
Net Increase (Decrease)
   in Fund Shares                     10,929,469    (2,060,136)      (157,764)    (1,701,693)      2,023,083      4,253,546
                                   ============================  ============================  ============================

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Changes in Net Assets (Continued)
Year Ended October 31

                                               Gold                     Health Sciences                    Leisure
                                             Portfolio                     Portfolio                      Portfolio
                                   ----------------------------  ---------------------------   ----------------------------
                                            1996           1995           1996           1995          1996            1995

OPERATIONS
Net Investment Income (Loss)          $(228,896)       $273,946     $1,222,415     $(451,769)       $480,349       $860,862
Net Realized Gain (Loss) on
   Investment Securities and
   Foreign Currency
   Transactions                       41,924,779    (9,619,639)    137,904,104     85,687,476      6,689,537     33,968,704
Change in Net Appreciation
   (Depreciation) of Investment
   Securities and Foreign
   Currency Transactions              47,263,589   (12,084,161)     23,591,252    135,563,223     19,505,255    (8,985,890)
                                   ----------------------------  ----------------------------  ----------------------------
NET INCREASE (DECREASE)
   IN NET ASSETS FROM
   OPERATIONS                         88,959,472   (21,429,854)    162,717,771    220,798,930     26,675,141     25,843,676
                                   ----------------------------  ----------------------------  ----------------------------
DISTRIBUTIONS TO
   SHAREHOLDERS
Net Investment Income                          0      (262,208)    (1,216,776)              0      (480,349)      (860,862)
In Excess of Net
   Investment Income                           0              0              0              0        (4,051)       (63,967)
Net Realized Gain on
   Investment Securities                       0              0   (73,235,099)              0    (6,689,537)   (10,878,825)
In Excess of Net Realized
   Gain on Investment
   Securities                                  0              0              0              0   (27,147,496)              0
                                   ----------------------------  ----------------------------  ----------------------------
TOTAL DISTRIBUTIONS                            0      (262,208)   (74,451,875)              0   (34,321,433)   (11,803,654)
                                   ----------------------------  ----------------------------  ----------------------------




FUND SHARE TRANSACTIONS
Proceeds from Sales
   of Shares                       1,233,702,381    391,054,681  1,100,025,309    857,581,666    229,000,338    174,159,525
Reinvestment of
   Distributions                               0        253,356     71,749,211              0     33,235,182     11,479,280
                                   ----------------------------  ----------------------------  ----------------------------
                                   1,233,702,381    391,308,037  1,171,774,520    857,581,666    262,235,520    185,638,805
Amounts Paid for Repurchases
   of Shares                     (1,196,548,485)  (489,000,464)(1,187,138,111)  (691,380,383)  (267,472,664)  (217,147,233)
                                  ----------------------------- -----------------------------  ----------------------------
NET INCREASE (DECREASE)
   IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                 37,153,896   (97,692,427)   (15,363,591)    166,201,283    (5,237,144)   (31,508,428)
                                  -----------------------------  ----------------------------  ----------------------------
Total Increase (Decrease)
   in Net Assets                     126,113,368  (119,384,489)     72,902,305    387,000,213   (12,883,436)   (17,468,406)
NET ASSETS
Beginning of Period                  151,778,996    271,163,485    860,925,808    473,925,595    265,180,564    282,648,970
                                  -----------------------------  ----------------------------  ----------------------------
End of Period                        277,892,364    151,778,996    933,828,113    860,925,808    252,297,128    265,180,564
                                  =============================  ============================  ============================
Accumulated Undistributed
   (Distributions in Excess
   of) Net Investment Income
   Included in Net Assets
   at End of Period                   34,512,656          7,616        (6,213)       (11,852)        (1,403)          2,648

FUND SHARE TRANSACTIONS
Shares Sold                          159,903,190     78,351,361     20,091,872     20,481,654      9,926,200      7,569,986
Shares Issued from Reinvestment
   of Distributions                            0         48,628      1,369,450              0      1,556,657        536,677
                                  -----------------------------  ----------------------------  ----------------------------
                                     159,903,190     78,399,989     21,461,322     20,481,654     11,482,857      8,106,663
Shares Repurchased                 (154,311,942)   (97,024,464)   (21,613,551)   (16,931,693)   (11,613,010)    (9,443,709)
                                  -----------------------------  ----------------------------  ----------------------------
Net Increase (Decrease)
   in Fund Shares                      5,591,248   (18,624,475)      (152,229)      3,549,961      (130,153)    (1,337,046)
                                  =============================  ============================  ============================

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Statement of Changes in Net Assets (Continued)
Year Ended October 31

                                                           Technology                                    Utilities
                                                            Portfolio                                    Portfolio
                                                 -----------------------------                 ----------------------------
                                                           1996           1995                          1996           1995

OPERATIONS
Net Investment Income (Loss)                         $1,631,849     $(285,996)                    $4,512,982     $5,678,806
Net Realized Gain (Loss) on
   Investment Securities and
   Foreign Currency Transactions                    105,200,971     96,331,634                    14,115,442      (971,514)
Change in Net Appreciation
    of Investment Securities and
   Foreign Currency Transactions                     13,795,426     64,454,697                     2,563,450     11,041,948
                                                 -----------------------------                 ----------------------------
NET INCREASE IN NET
   ASSETS FROM OPERATIONS                           120,628,246    160,500,335                    21,191,874     15,749,240
                                                 -----------------------------                 ----------------------------
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                               (1,631,849)              0                   (4,512,982)    (5,546,736)
In Excess of Net Investment Income                      (3,266)              0                      (13,166)              0
Net Realized Gain on
   Investment Securities                           (96,107,659)   (10,002,886)                             0              0
                                                 -----------------------------                 ----------------------------
TOTAL DISTRIBUTIONS                                (97,742,774)   (10,002,886)                   (4,526,148)    (5,546,736)
                                                 -----------------------------                 ----------------------------
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                     1,273,121,550    952,121,237                   275,156,466    165,131,684
Reinvestment of Distributions                        94,751,957      9,719,957                     4,318,319      5,277,145
                                                 -----------------------------                 ----------------------------
                                                  1,367,873,507    961,841,194                   279,474,785    170,408,829
Amounts Paid for Repurchases of Shares          (1,164,257,096)  (876,489,871)                 (277,526,457)  (185,722,491)
                                                 -----------------------------                 ----------------------------




NET INCREASE (DECREASE)
   IN NET ASSETS FROM FUND
   SHARE TRANSACTIONS                               203,616,411     85,351,323                     1,948,328   (15,313,662)
                                                 -----------------------------                  ---------------------------
Total Increase (Decrease)
   in Net Assets                                    226,501,883    235,848,772                    18,614,054    (5,111,158)
NET ASSETS
Beginning of Period                                 563,108,768    327,259,996                   134,467,501    139,578,659
                                                 -----------------------------                  ---------------------------
End of Period                                       789,610,651    563,108,768                   153,081,555    134,467,501
                                                 =============================                  ===========================
Accumulated Undistributed
   (Distributions in Excess of)
   Net Investment Income
   Included in Net Assets at
   End of Period                                        (9,962)        (6,696)                       117,252        130,418

FUND SHARE TRANSACTIONS
Shares Sold                                          39,668,920     33,572,713                    23,673,545     16,608,991
Shares Issued from Reinvestment
   of Distributions                                   3,238,131        404,324                       371,817        530,647
                                                 -----------------------------                  ---------------------------
                                                     42,907,051     33,977,037                    24,045,362     17,139,638
Shares Repurchased                                 (36,244,761)   (30,697,802)                  (24,000,218)   (18,770,917)
                                                 -----------------------------                  ---------------------------
Net Increase (Decrease) in Fund Shares                6,662,290      3,279,235                        45,144    (1,631,279)
                                                 =============================                  ===========================

See Notes to Financial Statements

INVESCO Strategic Portfolios, Inc.
Notes to Financial Statements
NOTE 1 - ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES. INVESCO Strategic Portfolios, Inc. (the "Fund"), was incorporated in Maryland and presently consists of eight separate Portfolios: Energy Portfolio, Environmental Services Portfolio, Financial Services Portfolio, Gold Portfolio, Health Sciences Portfolio, Leisure Portfolio, Technology Portfolio and Utilities Portfolio. The investment objectives of the Portfolios are to seek capital appreciation through investments in specific business sectors. Additionally, the Utilities Portfolio seeks capital appreciation and income through investments in public utilities. The Fund is registered under the Investment Company Act of 1940 (the "Act") as a diversified, open-end management investment company.
     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
A. SECURITY VALUATION - Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Fund's board of directors.
         Debt securities are valued at evaluated bid prices as determined by a pricing service approved by the Fund's board of directors. If evaluated bid prices are not available, debt securities are valued by averaging the bid prices obtained from one or more dealers making a market for such securities.
         Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.
         If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith by the Fund's board of directors. Restricted securities are valued in accordance with procedures established by the Fund's board of directors.
         Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.
B. WHEN-ISSUED SECURITIES - When-issued securities held by the Fund are fully collateralized by other securities. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the when-issued securities.
C. REPURCHASE AGREEMENTS - Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest.
D. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount and original issue discount, is recorded on the accrual basis. Discounts on debt securities purchased are amortized over the life of the respective security as adjustments to interest income. Cost is determined on the specific identification basis.
         The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investments includes fluctuations from currency exchange rates and fluctuations in market value.
         The Fund's use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.
         The Environmental Services Portfolio may have elements of risk due to concentrated investments in the environmental services industry. Investments in environmental services companies may be affected by regulations imposed by various federal and state authorities, including the Environmental Protection Agency and its affiliates. In addition, some of these companies may have certain liability risks as a result of the products or services they provide.
         Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of each Portfolio to sell a security at a fair price and may substantially delay the sale of the security which each Portfolio seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.
E. FEDERAL AND STATE TAXES - The Fund has complied and continues to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At October 31, 1996, Gold Portfolio had $1,051,643 in net capital loss carryovers which expire in the year 2003.
         Net capital loss carryovers utilized in 1996 by the Energy, Environmental Services, Gold and Utilities Portfolios amounted to $4,454,421, $2,731,233 $14,365,511 and $3,803,857, respectively. To the extent future capital gains are offset by capital loss carryovers, such gains will not be distributed to shareholders.

         Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended October 31, 1996, amounts qualifying for the dividends received deduction available to the Fund's corporate shareholders were as follows:

                                                                    Qualifying
Portfolio                                                           Percentage
--------------------------------------------------------------------------------
Energy Portfolio                                                       100.00%
Environmental Services Portfolio                                        99.49%
Financial Services Portfolio                                            39.35%
Gold Portfolio                                                           0.00%
Health Sciences Portfolio                                                2.90%
Leisure Portfolio                                                        4.02%
Technology Portfolio                                                     2.92%
Utilities Portfolio                                                     99.95%

        Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.
F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.
         For the year ended October 31, 1996, the effects of such differences were as follows:

                                                   Accumulated
                                 Accumulated     Undistributed
                               Undistributed      Net Realized
                                         Net           Gain on
                                  Investment        Investment           Paid-in
Portfolio                             Income        Securities           Capital
--------------------------------------------------------------------------------

Financial Services Portfolio      $1,196,484      $(1,201,535)            $5,051
Gold Portfolio                    34,733,936      (34,896,231)           162,295
Net investment income, net realized gains and net assets were not affected.
G. FORWARD FOREIGN CURRENCY CONTRACTS - The Fund enters into short-term forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities.
H. EXPENSES - Each of the Portfolios bears expenses incurred specifically on its behalf and, in addition, each Portfolio bears a portion of general expenses, based on the relative net assets of each Portfolio.
         Under an agreement between each Portfolio and the Fund's Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Similarly, Other Expenses, which include Pricing Expenses, and Transfer Agent Fees are reduced by credits earned by each Portfolio from security brokerage transactions under certain broker/service arrangements with third parties. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.
         For the year ended October 31, 1996, Fees and Expenses Paid Indirectly consisted of the following:

                              Custodian Fees          Transfer             Other
Portfolio                       and Expenses        Agent Fees          Expenses
--------------------------------------------------------------------------------
Energy Portfolio                     $20,394           $56,829              $730
Environmental Services Portfolio       6,753            12,428               453
Financial Services Portfolio          45,749           210,258               828
Gold Portfolio                             0           150,103               375
Health Sciences Portfolio            143,411           438,157             1,680
Leisure Portfolio                     37,408           114,965               395
Technology Portfolio                  73,214           310,132             1,617
Utilities Portfolio                   24,806            76,483             1,344

NOTE 2 - INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Fund's investment adviser. As compensation for its services to the Fund, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee for each Portfolio is based on the annual rate of 0.75% on the first $350 million of average net assets; reduced to 0.65% on the next $350 million of average net assets; and 0.55% on average net assets in excess of $700 million. Effective May 1, 1996, IFG voluntarily agreed to waive a portion of its fee which exceeds 0.45% on average net assets in excess of $2 billion, 0.40% on average net assets in excess of $4 billion, and 0.35% on average net assets in excess of $10 billion. In accordance with a Sub-Advisory Agreement between IFG and INVESCO Trust Company ("ITC"), a wholly owned subsidiary of IFG, investment decisions of each Portfolio are made by ITC. Fees for such sub-advisory services are paid by IFG.
      In accordance with an Administrative Agreement, each Portfolio pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly.
      IFG received a transfer agent fee at an annual rate of $14.00 per shareholder account, or per participant in an omnibus account through April 30, 1996. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month. As of May 1, 1996, the transfer agent fee became $20.00 per shareholder account or, where applicable, per participant in an omnibus account, per year, computed in a manner similar to the previous fee.

      IFG has voluntarily agreed, in some instances, to absorb certain fees and expenses incurred by Environmental Services and Utilities Portfolios.
NOTE 3 - PURCHASES AND SALES OF INVESTMENT SECURITIES. For the year ended October 31, 1996, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

Portfolio                                         Purchases             Sales
--------------------------------------------------------------------------------
Energy Portfolio                                  $530,639,995      $390,966,081
Environmental Services Portfolio                    37,856,101        34,744,013
Financial Services Portfolio                       643,222,340       619,401,464
Gold Portfolio                                     462,447,234       421,546,582
Health Sciences Portfolio                          898,879,983       889,044,961
Leisure Portfolio                                  134,680,041       144,126,732
Technology Portfolio                               949,554,877       964,947,593
Utilities Portfolio                                177,828,719       184,119,450

      For the year ended October 31, 1996, the aggregate cost of purchases and proceeds from sales of U.S. Government securities for the Utilities Portfolio were $0 and $2,500,000, respectively. There were no purchases or sales of U.S. Government securities in any other Portfolio.
NOTE 4 - APPRECIATION AND DEPRECIATION. At October 31, 1996, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Portfolio were as follows:
                                                                             Net
                                       Gross             Gross      Appreciation
Portfolio                       Appreciation      Depreciation    (Depreciation)
--------------------------------------------------------------------------------
Energy Portfolio                 $17,528,114        $1,265,335       $16,262,779
Environmental Services Portfolio   4,350,054         1,525,005         2,825,049
Financial Services Portfolio      90,309,697         1,140,498        89,169,199
Gold Portfolio                    32,928,364        43,236,479      (10,308,115)
Health Sciences Portfolio        211,175,170        18,898,184       192,276,986
Leisure Portfolio                 41,847,577        11,974,397        29,873,180
Technology Portfolio             129,546,268        15,101,973       114,444,295
Utilities Portfolio               10,561,140         3,244,465         7,316,675

NOTE 5 - TRANSACTIONS WITH AFFILIATES AND AFFILIATED COMPANIES. Certain of the Fund's officers and directors are also officers and directors of IFG or ITC.
      The Fund has adopted an unfunded deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan were based on an annual rate equal to 25% of the retainer fee at the time of retirement. As of July 1, 1996, benefits are based on an annual rate of 40% of the retainer fee at the time of retirement.
      Pension expenses for the year ended October 31, 1996, included in Directors' Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                      Unfunded
                                     Pension           Accrued           Pension
Portfolio                           Expenses     Pension Costs         Liability
--------------------------------------------------------------------------------
Energy Portfolio                        $607            $1,949            $4,179
Environmental Services Portfolio         301               878             1,923
Financial Services Portfolio           4,163             6,628            17,342
Gold Portfolio                         2,176            10,567            20,987
Health Sciences Portfolio              8,698            11,148            31,697
Leisure Portfolio                      3,075             7,743            17,588
Technology Portfolio                   6,206             5,359            18,260
Utilities Portfolio                    1,468             3,802             8,575

      An affiliated company represents ownership by the Portfolio of at least 5% of the voting securities of the issuer during the period, as defined in the Act. A summary of the transactions during the year ended October 31, 1996, in which the issuer was an affiliate of the Portfolio, is as follows:

                                               Purchases                         Sales            Realized
                                       ------------------------        ----------------------    Gain (Loss)       Value
Affiliate                                 Shares           Cost         Shares           Cost  on Investments   at 10/31/96
---------------------------------------------------------------------------------------------------------------------------
Gold Portfolio
Arequipa Resources                       754,000     $7,007,602      1,500,000     $3,199,057    $16,457,872             $0
Arizona Star Resource                  1,000,000     10,122,403        100,000        112,874         64,224      9,003,997
Crown Resources                                _              _              _              _              _      5,640,000
Francisco Gold                                 _              _        100,000        300,440        661,403      2,393,609
Goldbelt Resources                     2,000,000      1,778,000              _              _              _      1,640,480
Golden Star Resources Ltd                      _              _        700,500      4,945,915      4,740,932     18,625,000
International Capri Resources            200,000        422,091              _              _              _        536,884
International Taurus Resources                 _              _              _              _              _        894,807
Loki Gold                                      _              _              _              _              _              0
MK Gold                                        _              _      1,350,000      8,327,495    (6,169,513)              0
Sonoma Resources                          62,800         87,769              _              _              _         63,218
Steppe Gold International                900,000      1,664,280              _              _              _        771,771
Texas T Resources                        400,000        903,520        400,000        903,520      (532,277)              0
Trillion Resouces Ltd                          _              _         32,800         79,011         59,418      2,097,278
Health Sciences Portfolio
Arris Pharmaceutical                     611,000    $ 7,943,000              _              _              _    $ 7,561,125
BioGen Inc                               284,000     18,850,060        284,000   $ 18,850,060  $ (3,702,534)              0
Cambridge Heart                           82,000        738,000          5,000         45,000        13,125       6,196,625
CIMA Labs                                      _              _              _              _              _      3,499,995
Clarus Medical Systems Warrants                _              _              _              _              _              0
Series I Pfd                                   _              _              _              _              _        533,320
Series II Pfd                                  _              _              _              _              _        111,195
Creative BioMolecules                    500,000      3,500,000         70,000       244,506         448,732      9,746,250
Crown Laboratories                             _              _         29,000         43,500        (4,651)        543,527
Ecogen Technologies I                          _              _              _              _              _      1,320,000
Electroscope Inc                          42,000        252,000              _              _              _      2,374,050
Emisphere Technologies                         _              _              _              _              _      7,625,000
Home Health of America                   500,000      3,750,000        500,000      3,750,000      2,993,750              0
Ingenex Inc, Series B Pfd                      _              _              _              _              _        600,000
Landec Corp                                    _              _              _              _              _      3,355,389
Medical Associates of America                  _              _              _              _              _              1





Medical Associates of America,
   Conv Sr Notes                               _              _              _              _              _            100
Multum Information Services,
   Series C Pfd                                _              _              _              _              _      1,468,573
Pharmos Corp                                   _              _              _              _              _        935,819
ResMed Inc                                     _              _              _              _              _      7,453,750
Sparta Pharmaceuticals                         _              _              _              _              _        646,875
Titan Pharmaceuticals                          _              _              _              _              _      4,442,757
Unisyn Technologies                                           _              _              _              _              _
31,132
Unisyn Technologies Series A,
   Conv Pfd                                    _              _              _              _              _        359,501
Series B, Conv Pfd                       250,500        250,500              _              _              _        250,500
Xenometrix Inc                                 _              _              _              _              _      1,146,923

Technology Portfolio
Future Communications                          _              _              _              _              _              1
No dividend income was received from any affiliated companies.

NOTE 6 - LINE OF CREDIT. The Fund has available a Redemption Line of Credit Facility ("LOC"), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Portfolio. Each Portfolio agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At October 31, 1996, there were no such borrowings.

INVESCO Strategic Portfolios, Inc.
Financial Highlights
(For a Fund Share Outstanding Throughout Each Period)

                                                                              Year Ended October 31
                                                       --------------------------------------------------------------------
                                                           1996           1995           1994           1993           1992

                                                       Energy Portfolio

PER SHARE DATA
Net Asset Value - Beginning of Period                    $10.09         $10.77         $11.53          $9.14         $11.28
                                                       --------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                      0.04           0.09           0.06           0.13           0.05
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                          4.94         (0.68)         (0.76)           2.36         (2.17)
                                                       --------------------------------------------------------------------
Total from Investment Operations                           4.98         (0.59)         (0.70)           2.49         (2.12)
                                                       --------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income+                      0.04           0.09           0.06           0.10           0.02
                                                       --------------------------------------------------------------------
Net Asset Value - End of Period                          $15.03         $10.09         $10.77         $11.53          $9.14
                                                       ====================================================================
TOTAL RETURN                                             49.33%        (5.45%)        (6.04%)         27.18%       (18.74%)

RATIOS
Net Assets - End of Period
   ($000 Omitted)                                       236,169         48,284         73,767         50,272         17,048
Ratio of Expenses to Average Net Assets                  1.30%@         1.53%@          1.35%          1.18%          1.73%
Ratio of Net Investment Income
   to Average Net Assets                                  0.54%          0.72%          0.65%          0.86%          0.32%
Portfolio Turnover Rate                                    392%           300%           123%           190%           370%
Average Commission Rate Paid^^                           0.0794             -               -              -              -

+ Distributions in excess of net investment income for the year ended October 31, 1996, aggregated less than $0.01 on a per share basis.

@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
 (For a Fund Share Outstanding Throughout Each Period)

                                                                              Year Ended October 31
                                                      ---------------------------------------------------------------------
                                                           1996           1995         1994 <<         1993<<          1992
                                                      Environmental Services Portfolio

PER SHARE DATA
Net Asset Value - Beginning of Period                     $8.12          $6.50          $6.80          $7.54          $8.97
                                                      ---------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                               0.06           0.08           0.06         (0.02)         (0.04)
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                          2.02           1.62         (0.30)         (0.72)         (1.39)
                                                      ---------------------------------------------------------------------
Total from Investment Operations                           2.08           1.70         (0.24)         (0.74)         (1.43)
                                                      ---------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                       0.06           0.08           0.06           0.00           0.00
                                                      ---------------------------------------------------------------------
Net Asset Value - End of Period                           10.14           8.12           6.50           6.80           7.54
                                                      =====================================================================

TOTAL RETURN                                             25.58%         26.09%        (3.51%)        (9.85%)       (15.90%)

RATIOS
Net Assets - End of Period
   ($000 Omitted)                                        26,794         22,756         29,276         40,589         17,685
Ratio of Expenses to Average Net Assets#                 1.61%@         1.57%@          1.29%          1.62%          1.85%
Ratio of Net Investment Income (Loss)
   to Average Net Assets#                                 0.47%          0.65%          0.61%        (0.40%)        (1.23%)
Portfolio Turnover Rate                                    142%           195%           211%           155%           113%
Average Commission Rate Paid^^                           0.1639              -              -              -              -

<< The per share information was computed based on weighted average shares.

# Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended October 31,





   1996, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.85%, 1.93% and 1.43%, respectively, and ratio of net investment income to average net assets would have been 0.23%, 0.29% and 0.47%, respectively.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.





INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
 (For a Fund Share Outstanding Throughout Each Period)


                                                                                Year Ended October 31
                                                     ----------------------------------------------------------------------
                                                           1996           1995           1994           1993           1992

                                                        Financial Services Portfolio

PER SHARE DATA
Net Asset Value - Beginning of Period                    $18.95         $15.31         $20.28         $15.28         $14.67
                                                     ----------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                      0.50           0.29           0.29           0.24           0.20
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                          5.18           3.64         (0.66)           5.00           1.52
                                                     ----------------------------------------------------------------------
Total from Investment Operations                           5.68           3.93         (0.37)           5.24           1.72
                                                     ----------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                       0.50           0.29           0.29           0.24           0.20
In Excess of Net Investment Income                         0.05           0.00           0.00           0.00           0.00
Distributions from Capital Gains                           1.14           0.00           4.31           0.00           0.91
                                                     ----------------------------------------------------------------------
Total Distributions                                        1.69           0.29           4.60           0.24           1.11
                                                     ----------------------------------------------------------------------
Net Asset Value - End of Period                           22.94          18.95          15.31          20.28          15.28
                                                     ======================================================================

TOTAL RETURN                                             31.48%         25.80%        (2.24%)         34.33%         11.74%

RATIOS
Net Assets - End of Period
   ($000 Omitted)                                       542,688        410,048        266,170        384,131        189,708
Ratio of Expenses to Average Net Assets                  1.11%@         1.26%@          1.18%          1.03%          1.07%
Ratio of Net Investment Income
   to Average Net Assets                                  2.48%          2.10%          1.66%          1.16%          1.28%
Portfolio Turnover Rate                                    141%           171%            88%           236%           208%
Average Commission Rate Paid^^                           0.0835              -              -              -              -

@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
 (For a Fund Share Outstanding Throughout Each Period)

                                                                              Year Ended October 31
                                                      ---------------------------------------------------------------------
                                                           1996           1995           1994         1993<<           1992

                                                      Gold Portfolio

PER SHARE DATA
Net Asset Value - Beginning of Period                     $5.21          $5.68          $6.23          $3.99          $4.26
                                                      ---------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                             (0.01)           0.01         (0.02)         (0.01)         (0.01)
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                          2.80         (0.47)         (0.53)           2.25         (0.26)
                                                      ---------------------------------------------------------------------
Total from Investment Operations                           2.79         (0.46)         (0.55)           2.24         (0.27)
                                                      ---------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                       0.00           0.01           0.00           0.00           0.00
                                                      ---------------------------------------------------------------------
Net Asset Value - End of Period                            8.00           5.21           5.68           6.23           3.99
                                                      =====================================================================

TOTAL RETURN                                             53.55%        (8.12%)        (8.83%)         56.27%        (6.51%)

RATIOS
Net Assets - End of Period
   ($000 Omitted)                                       277,892        151,779        271,163        292,940         46,212
Ratio of Expenses to Average Net Assets                  1.22%@         1.32%@          1.07%          1.03%          1.41%
Ratio of Net Investment Income (Loss)
   to Average Net Assets                                (0.08%)          0.13%        (0.32%)        (0.21%)        (0.23%)
Portfolio Turnover Rate                                    155%            72%            97%           142%           101%
Average Commission Rate Paid^^                           0.0415              -              -              -              -

<< The per share information was computed based on weighted average shares.

@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
 (For a Fund Share Outstanding Throughout Each Period)

                                                                              Year Ended October 31
                                                      ---------------------------------------------------------------------
                                                           1996           1995           1994           1993           1992

                                                      Health Sciences Portfolio

PER SHARE DATA
Net Asset Value - Beginning of Period                    $50.47         $35.09         $33.49         $35.65         $40.60
                                                      ---------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                               0.07         (0.03)         (0.24)         (0.13)           0.11
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                          8.78          15.41           1.84         (2.02)         (4.52)
                                                      ---------------------------------------------------------------------
Total from Investment Operations                           8.85          15.38           1.60         (2.15)         (4.41)
                                                      ---------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income                       0.07           0.00           0.00           0.01           0.10
Distributions from Capital Gains+                          4.01           0.00           0.00           0.00           0.44
                                                      ---------------------------------------------------------------------
Total Distributions                                        4.08           0.00           0.00           0.01           0.54
                                                      ---------------------------------------------------------------------
Net Asset Value - End of Period                           55.24          50.47          35.09          33.49          35.65
                                                      =====================================================================

TOTAL RETURN                                             17.99%         43.83%          4.78%        (6.01%)       (10.86%)

RATIOS
Net Assets - End of Period
   ($000 Omitted)                                       933,828        860,926        473,926        560,294        756,791
Ratio of Expenses to Average Net Assets                  0.98%@         1.15%@          1.19%          1.16%          1.00%
Ratio of Net Investment Income (Loss)
   to Average Net Assets                                  0.11%        (0.08%)        (0.57%)        (0.34%)          0.26%
Portfolio Turnover Rate                                     90%           107%            80%            87%            91%
Average Commission Rate Paid^^                           0.1204              -              -              -              -

+ For the year ended October 31, 1993, the Portfolio declared a Capital Gains distribution which aggregated less than $0.01 on a per share basis.

@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)

                                                                                  Year Ended October 31
                                                      ---------------------------------------------------------------------
                                                           1996           1995           1994        1993<<            1992

                                                      Leisure Portfolio

PER SHARE DATA
Net Asset Value - Beginning of Period                    $23.78         $22.63         $25.47         $16.29         $14.85
                                                      ---------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                               0.04           0.08         (0.01)         (0.02)         (0.01)
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                          2.25           2.06         (0.94)           9.20           2.44
                                                      ---------------------------------------------------------------------
Total from Investment Operations                           2.29           2.14         (0.95)           9.18           2.43
                                                      ---------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income+                      0.04           0.08           0.00           0.00           0.00
Distributions from Capital Gains                           2.25           0.91           1.89           0.00           0.99
In Excess of Capital Gains                                 0.89           0.00           0.00           0.00           0.00
                                                      ---------------------------------------------------------------------
Total Distributions                                        3.18           0.99           1.89           0.00           0.99
                                                      ---------------------------------------------------------------------
Net Asset Value - End of Period                           22.89          23.78          22.63          25.47          16.29
                                                      =====================================================================

TOTAL RETURN                                             10.66%          9.98%        (3.92%)         56.36%         16.34%

RATIOS
Net Assets  End of Period
   ($000 Omitted)                                       252,297        265,181        282,649        351,685         40,140
Ratio of Expenses to Average Net Assets                  1.30%@         1.29%@          1.17%          1.14%          1.51%
Ratio of Net Investment Income (Loss)
   to Average Net Assets                                  0.18%          0.31%          0.00%        (0.11%)        (0.33%)
Portfolio Turnover Rate                                     56%           119%           116%           116%           148%
Average Commission Rate Paid^^                           0.1503              -              -              -              -

<< The per share information was computed based on weighted average shares.

+ Distributions in excess of net investment income for the years ended October 31, 1996 and 1995, aggregated less than $0.01 on a per share basis.

@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
(For a Fund Share Outstanding Throughout Each Period)

                                                                              Year Ended October 31
                                                      ---------------------------------------------------------------------
                                                           1996           1995           1994           1993         1992<<

                                                      Technology Portfolio

PER SHARE DATA
Net Asset Value - Beginning of Period                    $34.33         $24.94         $26.99         $20.20         $18.10
                                                      ---------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)                               0.07         (0.02)         (0.02)         (0.15)         (0.09)
Net Gains on Securities
   (Both Realized and Unrealized)                          5.76          10.20           1.19           6.94           2.19
                                                      ---------------------------------------------------------------------
Total from Investment Operations                           5.83          10.18           1.17           6.79           2.10
                                                      ---------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income+                      0.07           0.00           0.00           0.00           0.00
Distributions from Capital Gains                           5.86           0.79           3.22           0.00           0.00
                                                      ---------------------------------------------------------------------
Total Distributions                                        5.93           0.79           3.22           0.00           0.00
                                                      ---------------------------------------------------------------------
Net Asset Value - End of Period                           34.23          34.33          24.94          26.99          20.20
                                                      =====================================================================

TOTAL RETURN                                             19.98%         42.19%          5.04%         33.63%         11.57%

RATIOS
Net Assets - End of Period
   ($000 Omitted)                                       789,611        563,109        327,260        248,803        165,083
Ratio of Expenses to Average Net Assets                  1.08%@         1.12%@          1.17%          1.13%          1.12%
Ratio of Net Investment Income (Loss)
   to Average Net Assets                                  0.24%        (0.06%)        (0.55%)        (0.69%)        (0.45%)
Portfolio Turnover Rate                                    168%           191%           145%           184%           169%
Average Commission Rate Paid^^                           0.1557              -              -              -              -

<< The per share information was computed based on weighted average shares.

+ Distributions in excess of net investment income for the year ended October 31, 1996, aggregated less than $0.01 on a per share basis.

@ Ratio is based on Total Expenses of the Portfolio, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

INVESCO Strategic Portfolios, Inc.
Financial Highlights (Continued)
 (For a Fund Share Outstanding Throughout Each Period)

                                                                              Year Ended October 31
                                                      ---------------------------------------------------------------------
                                                           1996           1995           1994           1993           1992

                                                      Utilities Portfolio

PER SHARE DATA
Net Asset Value - Beginning of Period                    $10.61          $9.76         $12.80         $10.10          $9.95
                                                      ---------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                      0.37           0.44           0.33           0.29           0.27
Net Gains or (Losses) on Securities
   (Both Realized and Unrealized)                          1.43           0.84         (1.12)           2.71           0.92
                                                      ---------------------------------------------------------------------
Total from Investment Operations                           1.80           1.28         (0.79)           3.00           1.19
                                                      ---------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income+                      0.37           0.43           0.25           0.30           0.26
Distributions from Capital Gains                           0.00           0.00           2.00           0.00           0.78
                                                      ---------------------------------------------------------------------
Total Distributions                                        0.37           0.43           2.25           0.30           1.04
                                                      ---------------------------------------------------------------------
Net Asset Value - End of Period                           12.04          10.61           9.76          12.80          10.10
                                                      =====================================================================

TOTAL RETURN                                             17.18%         13.48%        (7.22%)         29.88%         12.04%

RATIOS
Net Assets -End of Period
   ($000 Omitted)                                       153,082        134,468        139,579        181,738        107,561
Ratio of Expenses to Average Net Assets#                 1.17%@         1.18%@          1.13%          1.06%          1.13%
Ratio of Net Investment Income to
   Average Net Assets#                                    3.28%          4.47%          3.33%          2.66%          2.73%
Portfolio Turnover Rate                                    141%           185%           180%           202%           226%
Average Commission Rate Paid^^                           0.0895              -              -              -              -

+ Distributions in excess of net investment income for the year ended October 31, 1996, aggregated less than $0.01 on a per share basis.

# Various expenses of the Portfolio were voluntarily absorbed by IFG for the years ended October 31, 1996, 1995 and 1994. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.25%, 1.30% and 1.14%, respectively, and ratio of net investment income to average net assets would have been 3.20%, 4.34% and 3.32%, respectively.

@ Ratio is based on Total Expenses of the Portfolio, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

^^ The average commission rate paid is the total brokerage commissions paid on applicable purchases and sales of securities for the period divided by the total number of related shares purchased or sold which is required to be disclosed for fiscal years beginning September 1, 1995 and thereafter.

Other Information
UNAUDITED

   On October 22, 1996, a special meeting of the shareholders of the Energy, Environmental Services and Gold Portfolios was held at which approval to modify the fundamental investment policy with respect to the Portfolio's borrowing limitation was ratified. The following is a report of the votes cast:

Portfolio                       For        Against        Abstain          Total
--------------------------------------------------------------------------------
Energy                    4,058,334        282,154        230,935      4,571,423
Environmental Services    1,393,330        135,369        108,073      1,636,772
Gold                     14,445,676      1,621,962        949,068     17,016,706

Report of Independent Accountants

To the Board of Directors and Shareholders of INVESCO Strategic Portfolios, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the portfolios constituting INVESCO Strategic Portfolios, Inc. (the "Fund") at October 31, 1996, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1996 by correspondence with the custodian and brokers and the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP

Denver, Colorado
December 6, 1996

Introducing INVESCO's netPAL for Account Information

INVESCO now offers secure access to your account information from your own computer -- at your convenience.

     -   Account Balance
     -   Latest Transactions
     -   Latest Distributions

1.    Go to the INVESCO Funds' web site at http://www.invesco.com.

2.    Select netPAL on the navigation bar.

3.    Click on INVESCO Account Information.

4. Key in your account number and password. (Your password is identical to the four-digit personal identification number code you use for the PAL(R) Personal Account Line, INVESCO's automated telephone information system.)

5. Click on "Submit." Your current account summary will then be displayed automatically.

Questions and Answers About INVESCO Internet Account Information

What is my password?

Your password is initially set as the last four digits of your Social Security number. If you have not done so previously, we encourage you to change this code to something you find easy to remember -- just call PAL(R) toll-free at 1-800-424-8085, and choose menu option #3. Changing the password on PAL(R) automatically changes your netPAL password, too.

When can I get my account summary?

As an online user, you know that the Internet is one of the most convenient ways to get information: The World Wide Web is open 24 hours a day, 365 days a year. Whenever you request information from the INVESCO web site, your account summary will be up-to-date as of the last 4 p.m. (Eastern Time) market close.

Do I need special software?

No. INVESCO's web site can be accessed through any standard Internet browser, and works with both IBM-compatible computers and Macs. If you're online, you should be able to access and print out a copy of your INVESCO account summary.

Can anyone access my account information?

Because the system is password-protected, you are the only person who can retrieve information about your account via the Internet. Your privacy is ensured.

Are INVESCO's computer systems secure?

INVESCO is taking advantage of the most advanced security measures available to protect our data -- and your privacy. INVESCO's netPAL operates on a separate system to prevent outsiders from tampering with our databases.

FAMILY OF FUNDS

                                                                       Newspaper
Fund Name                          Fund Code     Ticker Symbol      Abbreviation
--------------------------------------------------------------------------------
International
International Growth                      49             FSIGX            IntlGr
Asian Growth                              41             IVAGX           AsianGr
European                                  56             FEURX             Europ
European Small Company                    37             IVECX          EuroSmCo
Latin American Growth                     34             IVSLX         LatinAmGr
Pacific Basin                             54             FPBSX             PcBas

--------------------------------------------------------------------------------
Sector
Energy                                    50             FSTEX             Enrgy
Environmental Services                    59             FSEVX            Envirn
Financial Services                        57             FSFSX            FinSvc
Gold                                      51             FGLDX              Gold
Health Sciences                           52             FHLSX            HlthSc
Leisure                                   53             FLISX            Leisur
Technology                                55             FTCHX              Tech
Worldwide Capital Goods                   38             ISWGX            WldCap
Worldwide Communications                  39             ISWCX            WldCom
--------------------------------------------------------------------------------
Capital Appreciation
Growth                                    10             FLRFX             Grwth
Dynamics                                  20             FIDYX              Dynm
Small Company                             74             IDSCX           DivSmCo
Emerging Growth                           60             FIEGX            Emgrth
--------------------------------------------------------------------------------
Growth & Income
Industrial Income                         15              FIIX            IndInc
Value Equity                              46             FSEQX             ValEq
Multi-Asset Allocation                    70             IMAAX          MulAstAL
Balanced                                  71             IMABX               Bal
Total Return                              48             FSFLX            TotRtn
--------------------------------------------------------------------------------

Bond
Short-Term Bond                           33             INIBX            ShTrBd
Intermediate Government Bond              47             FIGBX            IntGov
U.S. Government Securities                32             FBDGX             USGvt
Select Income                             30             FBDSX            SelInc
High Yield                                31             FHYPX             HiYld
--------------------------------------------------------------------------------
Tax-Exempt
Tax-Free Intermediate Bond                36                 *                 *
Tax-Free Long-Term Bond                   35             FTIFX             TxFre
--------------------------------------------------------------------------------
Money Market
U.S. Government Money Fund                44             FUGXX               N/A
Cash Reserves                             25             FDSXX               N/A
Tax-Free Money Fund                       40             FFRXX               N/A

* This fund does not meet size requirements to be assigned a ticker symbol in newspaper listings.

For more information about any of the INVESCO Funds, including management fees and expenses, please call us at 1-800-525-8085 for a prospectus. Read it carefully before you invest or send money.

INVESCO FUNDS


To receive general information and prospectuses on any of INVESCO's funds or retirement plans, or to obtain current account or price information, call toll-free:
1-800-525-8085

To reach PAL(R), your 24-hour Personal Account
Line call:  1-800-424-8085

You can find us on the World Wide Web:
http://www.invesco.com

Or write to:
INVESCO Funds Group, Inc., (SM) Distribution
Post Office Box 173706
Denver, Colorado  80217-3706

If you're in Denver, please visit one of our convenient Investor Centers:
Cherry Creek, 155-B Fillmore Street;
Denver Tech Center, 7800 East Union Avenue,
Lobby Level

This information must be preceded or
accompanied by an effective prospectus.